Filed pursuant to Rule 497(b)

File No. 333-164017

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate Emerging Markets Fund

Nicholas-Applegate Global Select Fund

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund

February 16, 2010

Dear Nicholas-Applegate Institutional Funds Shareholder:

We are proposing to reorganize the series of Nicholas-Applegate Institutional Funds listed below (the “NAIF Funds” and each a “NAIF Fund”) into the corresponding series of Allianz Funds also listed below (the “Acquiring Funds” and each an “Acquiring Fund”).

NAIF Fund	Acquiring Fund
Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund

Shares of each NAIF Fund would be exchanged on a tax-free basis for Institutional Class shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the shares exchanged. The reorganizations (the “Mergers” and each a “Merger”) would allow shareholders of each NAIF Fund to continue to invest in a fund whose day-to-day investment management decisions are made by Nicholas-Applegate Capital Management LLC (“NACM”) and which has identical investment objectives and substantially similar strategies to the NAIF Fund. Please see “A. Overview” and Appendix B (“Investment Objective, Principal Investment Strategies and Principal Investments of the Funds and Related Principal Risks”) in the accompanying Prospectus/Proxy Statement for more information about the investment objective and strategies of each Acquiring Fund.

We expect the proposed Mergers will offer shareholders of each NAIF Fund the following advantages:

Continuity of Fund management.    Each Merger would allow shareholders of the applicable NAIF Fund to continue investing in a fund advised by NACM, which is responsible for making day-to-day investment decisions for each NAIF Fund (as sole investment adviser) as well as the corresponding Acquiring Fund (as sub-adviser). In addition, the investment objectives and strategies of each NAIF Fund are substantially similar to those of the corresponding Acquiring Fund, and the portfolio managers of each NAIF Fund are identical to those of the corresponding Acquiring Fund.

Tax-free reorganization.    For U.S. federal income tax purposes, each Merger is expected to be tax-free. Provided that a Merger is tax-free, no gain or loss will be recognized by shareholders on the distribution of Institutional Class shares of an Acquiring Fund in exchange for shares of the corresponding NAIF Fund, and the aggregate tax basis of the Acquiring Fund shares received will be the same as the aggregate tax basis of NAIF Fund shares exchanged therefor. The other tax consequences of the Mergers, including the effect of the blending of tax attributes of a NAIF Fund with the corresponding Acquiring Fund and the limitations on the use of pre-Merger losses after the Merger, are complex and may vary depending on the circumstances. See “A. Overview—9. What are the U.S. federal income tax consequences of the proposed Mergers?” and “C. Information About the Proposed Mergers—5. Federal Income Tax Consequences” in the Prospectus/Proxy Statement for more details.

Viability, larger asset base and enhanced prospects for growth.    The NAIF Funds have encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, their ongoing viability is uncertain. Each Merger would result in a combined fund with a larger asset base (possibly allowing the applicable Acquiring Fund after the Merger to take advantage of breakpoints or other economies of scale). In addition, the Acquiring Funds offer shares through certain distribution channels in which the NAIF Funds do not currently have a presence, including retail channels. This larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

Equivalent or lower expenses.    The operating expense ratio of the Acquiring Fund shares to be received in the Mergers are in each case equal to or lower than the operating expenses of the NAIF Fund shares for which they would be exchanged. However, as described in the Prospectus/Proxy Statement under “A. Overview,” this does not account for certain fee offset arrangements applicable to the NAIF Funds, after the application of which, NAIF Fund expenses are lower than Acquiring Fund expenses in the case of Class II shares of the Nicholas-Applegate Emerging Markets Fund and Nicholas-Applegate Global Select Fund. Also, in the case of the Allianz NACM Emerging Markets Opportunities Fund, the expenses of the Acquiring Fund are equal to or lower than the corresponding NAIF Fund due to an expense waiver by the Acquiring Fund’s investment adviser, which has currently committed to keep such waiver in place only until March 31, 2011.

Your vote is important

After reviewing the proposal and considering various alternatives, your Board of Trustees unanimously agreed that each Merger is in the best interests of shareholders of the applicable NAIF Fund and voted to approve each Merger, as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Proxy Statement, which contains important information about each proposed Merger and each Acquiring Fund.

A combined meeting of the shareholders of each NAIF Fund will be held at 8:00 a.m., Pacific time, on March 19, 2010, to vote on the proposed Mergers. The meeting will be held at the offices of NACM, 600 West Broadway, 29th Floor, San Diego, CA 92101. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having NACM, which will be conducting the proxy solicitation on behalf of the NAIF Funds, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call NACM at 1-800-551-8043.

Thank you in advance for your participation in this important event.

Sincerely,

Horacio A. Valeiras, CFA President

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate Emerging Markets Fund

Nicholas-Applegate Global Select Fund

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund

NOTICE OF MEETING OF SHAREHOLDERS

on March 19, 2010

To the Shareholders of the above-referenced series of Nicholas-Applegate Institutional Funds:

Notice is hereby given that a combined Meeting of Shareholders of each of the series listed above (the “Meeting”) will be held on March 19, 2010, at 8:00 a.m., Pacific Time, at the offices of Nicholas-Applegate Capital Management LLC, 600 West Broadway, 29th Floor, San Diego, California 92101, to consider the following:

1.	To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of each series of Nicholas-Applegate Institutional Funds listed below (each a “NAIF Fund”), in exchange for Institutional Class shares of the corresponding series of Allianz Funds listed below (each an “Acquiring Fund”), and the assumption by such Acquiring Fund of all of the liabilities of such NAIF Fund, and the distribution of such shares to the shareholders of such NAIF Fund in complete liquidation of such NAIF Fund, all as described in more detail in the attached Prospectus/Proxy Statement.

NAIF Fund	Acquiring Fund
Nicholas-Applegate Emerging Markets Fund Nicholas-Applegate Global Select Fund Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Emerging Markets Opportunities Fund Allianz NACM Global Fund Allianz NACM Growth Fund

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of each NAIF Fund will vote separately on the proposed Merger relating to their NAIF Fund, and the success of one Merger is not conditioned on the success of any other Merger or transaction. Shareholders of record at the close of business on January 15, 2010 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees,

Horacio A. Valeiras, CFA President

February 16, 2010

YOUR VOTE IS IMPORTANT

AS A SHAREHOLDER OF A NAIF FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE MEETING, AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

ALLIANZ FUNDS

PROSPECTUS/PROXY STATEMENT

February 16, 2010

Acquisition of the assets of:	By and in exchange for shares of:

Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund

each a series of:	each a series of:

Nicholas-Applegate Institutional Funds (the “NAIF Trust”) 600 West Broadway San Diego, California 92101 (800) 551-8043	Allianz Funds (the “Allianz Trust”) 1345 Avenue of the Americas New York, New York 10105 (800) 426-0107

This Prospectus/Proxy Statement relates to the proposed reorganization of each series of the NAIF Trust listed above (each a “NAIF Fund”) into the corresponding series of the Allianz Trust listed above (each an “Acquiring Fund”) (each a “Merger”). Each Merger is to be effected through the transfer of all of the assets of the applicable NAIF Fund to the corresponding Acquiring Fund in exchange for Institutional Class shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, followed by the distribution of the Merger Shares to the shareholders of the NAIF Fund in liquidation of the NAIF Fund. As a result of the proposed transaction, each NAIF Fund will cease to be a separate series of the NAIF Trust.

Because NAIF shareholders are being asked to approve transactions that will result in their holding Acquiring Fund shares, this document also serves as a Prospectus for the Merger Shares of each Acquiring Fund. This Prospectus/Proxy Statement explains concisely what you should know before investing in an Acquiring Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is first being mailed to shareholders of the NAIF Funds on or about February 19, 2010.

The objective and investment strategies of each Acquiring Fund are substantially similar to those of the corresponding NAIF Fund. Please see “A. Overview—4. How do the investment objectives, policies and restrictions of the NAIF Funds and Acquiring Funds compare?” and Appendix D (“Additional Information about the Funds”), as well as the NAIF Fund Prospectus (defined below), for a discussion of the Acquiring Funds’ and NAIF Funds’ investment strategies.

The Acquiring Funds are each diversified series of the Allianz Trust. The Allianz Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990. The NAIF Funds are each diversified series of the NAIF Trust. The NAIF Trust is an open-end series management investment company, organized as a Delaware statutory trust in 1992.

A Statement of Additional Information dated February 16, 2010 relating to the Prospectus/Proxy Statement (the “Merger SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Prospectus/Proxy statement by reference (File No. 333- 164017) The Merger SAI is available upon oral or written request and without charge from the Allianz Trust at the phone number and address provided above. In addition, the following documents have been filed with the SEC and are incorporated herein by reference, which means they are considered legally a part of this Prospectus/Proxy Statement:

•	The Prospectus dated August 1, 2009 for Class I, Class II, Class III and Class IV Shares of the NAIF Trust, as supplemented (File No. 333-71469).

•	The Prospectus dated August 1, 2009 for Class R Shares of the NAIF Trust, as supplemented (File No. 333-71469) (together, the “NAIF Fund Prospectus”).

The following documents have been filed with the SEC and are incorporated into the Merger SAI by reference, which means they are considered legally a part of the Merger SAI:

•	The Allianz Trust’s current Statement of Additional Information, dated November 1, 2009 (File No. 33-36528) (the “Allianz SAI”).

•

The audited financial statements of the Acquiring Funds and related report of the independent registered public accounting firm for the fiscal year ended June 30, 2009 included in (i) the Annual Report for the Allianz Trust’s Domestic Stock Funds and (ii) the Annual Report for the Allianz Trust’s International/Sector Stock Funds (File No. 811-6161).

•

The audited financial statements of the NAIF Funds and related report of the independent registered public accounting firm for the fiscal year ended March 31, 2009 included in (i) the Annual Report for Class I, Class II, Class III and Class IV Shares of the NAIF Trust and (ii) the Annual Report for Class R Shares of the NAIF Trust (File No. 811-7384).

•

The unaudited financial statements of the NAIF Funds for the six months ended September 30, 2009 included in (i) the Semi-Annual Report for Class I, Class II, Class III and Class IV Shares of the NAIF Trust and (ii) the Semi-Annual Report for Class R Shares of the NAIF Trust (File No. 811-7384).

The NAIF Funds make available the NAIF Fund Prospectus, their Statement of Additional Information and annual and semi-annual reports, free of charge, on the NAIF Trust Web site at www.nacm.com/mf_fundInfo.aspx, and upon oral or written request to the NAIF Trust at the phone number and address provided above.

Each of the documents listed above, as well as proxy materials, reports and other information filed with the SEC by the Allianz Trust and the NAIF Trust, can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room, at 100 F Street, N.E., Washington, DC 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY, 10281; 33 Arch Street, 23rd Floor, Boston, MA 02110; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may need to refer to each Trust’s file number under the Investment Company Act (811-6161 for the Allianz Trust and 811-7384 for the NAIF Trust).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in an Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

A. OVERVIEW

The responses to the questions that follow provide an overview of key points the Acquiring Funds believe are typically of interest to shareholders considering a transaction such as the Mergers. For a more complete understanding, please refer to the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the proposed Mergers.

1. What is being proposed?

The Board of Trustees of the NAIF Trust (the “Trustees”) are recommending that you approve the proposed Merger relating to your NAIF Fund as contemplated by an Agreement and Plan of Reorganization providing for the transfer of all of the assets of your NAIF Fund to the corresponding Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund and for the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund. Shareholders of each NAIF Fund will vote on the approval of the applicable Merger separately, and approval of a Merger is not contingent upon approval of other Mergers by shareholders of other NAIF Funds. If a Merger is approved by shareholders of the applicable NAIF Fund, all of the assets, subject to liabilities, of that NAIF Fund will be transferred to the corresponding Acquiring Fund on the closing date of the transaction (the “Closing Date”), which is expected to be on or about March 29, 2010. In exchange, each Acquiring Fund will issue and deliver Institutional Class shares of the Acquiring Fund (the “Merger Shares”) to the corresponding NAIF Fund with an aggregate net asset value equal to the value of the NAIF Fund’s assets, net of liabilities, and as mentioned above, will also assume all of the liabilities of the NAIF Fund. Immediately following the transfer, the Merger Shares received by each NAIF Fund will be distributed to its shareholders in liquidation of the NAIF Fund. The completion of these transactions will result in (i) shareholders of each NAIF Fund becoming shareholders of the corresponding Acquiring Fund and (ii) the liquidation of each NAIF Fund.

Separately from the Mergers, the Trustees have proposed that certain other series of the NAIF Trust reorganize into new or existing series of investment companies advised by Allianz Global Fund Management, and that certain other series of the NAIF Trust be liquidated. If these proposed transactions, as well as the Mergers, are consummated, the NAIF Trust will cease to have any active series, and the Trustees may cause the NAIF Trust to be terminated.

2. What will happen to my NAIF Fund shares as a result of the proposed Merger?

Your NAIF Fund shares will be exchanged on a tax-free basis for Merger Shares of the applicable Acquiring Fund with an equal aggregate net asset value on the date of the Merger.

3. Why are the Mergers being proposed at this time?

The Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the NAIF Trust or the Allianz Trust (the “Independent Trustees”), carefully considered the anticipated benefits and costs of each proposed Merger, and approved each Merger at a meeting held on November 13, 2009.

In approving the Mergers, the Trustees of the NAIF Trust determined that each NAIF Fund’s participation in the applicable proposed Merger would be in the best interests of such NAIF Fund and that the interests of the NAIF Fund’s shareholders would not be diluted as a result of the Merger. The Trustees of the NAIF Trust considered that the proposed Mergers are expected to offer shareholders of each NAIF Fund the following advantages:

Continuity of Fund management.    Each Merger would allow shareholders of the applicable NAIF Fund to continue investing in a fund advised by Nicholas-Applegate Capital Management LLC (“NACM”), which is responsible for making day-to-day investment decisions for each NAIF Fund (as sole investment adviser) as well as the corresponding Acquiring Fund (as sub-adviser pursuant to a Sub-Advisory Agreement with Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), the investment adviser to the Acquiring Funds). In addition, the investment objectives and strategies of each NAIF Fund are substantially similar to those of the corresponding Acquiring Fund, and the portfolio managers of each NAIF Fund are identical to those of the corresponding Acquiring Fund. Both Allianz Global Fund Management and NACM are wholly-owned indirect subsidiaries of Allianz SE.

Tax-free reorganization.    For U.S. federal income tax purposes, each Merger is expected to be tax-free. Provided that a Merger is tax-free, no gain or loss will be recognized by shareholders on the distribution of Institutional Class shares of an Acquiring Fund in exchange for shares of the corresponding NAIF Fund, and the aggregate tax basis of the Merger Shares received will be the same as the aggregate tax basis of NAIF Fund shares exchanged therefor. The other tax consequences of the Mergers, including the effect of the blending of tax attributes of an NAIF Fund with the corresponding Acquiring Fund and the limitations on the use of pre-Merger losses after the Merger, are complex and may vary depending on the circumstances. See “A. Overview—9. What are the U.S. federal income tax consequences of the proposed Mergers?” and “C. Information About the Proposed Mergers—5. Federal Income Tax Consequences” in the Prospectus/Proxy Statement for more details.

Viability, larger asset base and enhanced prospects for growth.    The NAIF Funds have encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, their ongoing viability is uncertain. Each Merger would result in a combined fund with a larger asset base (possibly allowing the applicable Acquiring Fund after the Merger to take advantage of breakpoints or other economies of scale). In addition, the Acquiring Funds offer shares through certain distribution channels in which the NAIF Funds do not currently have a presence, including retail channels. This larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

Equivalent or lower expenses.    The operating expense ratio of the Merger Shares are in each case equal to or lower than the operating expenses of the NAIF Fund shares for which they would be exchanged. However, as described under “A. Overview,” this does not account for certain fee offset arrangements applicable to the NAIF Funds, after the application of which, NAIF Fund expenses are lower than Acquiring Fund expenses in the case of Class II shares of the Nicholas-Applegate Emerging Markets Fund and Nicholas-Applegate Global Select Fund. Also, in the case of the Allianz NACM Emerging Markets Opportunities Fund, the expenses of the Acquiring Fund are equal to or lower than the corresponding NAIF Fund due to an expense waiver by Allianz Global Fund Management, which has currently committed to keep such waiver in place only until March 31, 2011.

The Trustees recommend that shareholders of each NAIF Fund vote FOR approval of the applicable proposed Merger. For a detailed discussion of the Trustees’ deliberations, see “C. Information about the Proposed Mergers—Trustees’ Considerations Relating to Proposed Mergers.”

4. How do the investment objectives, policies and restrictions of the NAIF Funds and Acquiring Funds compare?

The investment objective of each Acquiring Fund is identical to that of the corresponding NAIF Fund, and the investment strategies are substantially similar, though not identical. A comparison of the investment objectives and strategies for each NAIF Fund and the corresponding Acquiring Fund is set forth in the table below (and in additional commentary immediately following the table); a more detailed description of each NAIF Fund’s investment strategies is set forth in the NAIF Fund Prospectus, which is incorporated herein by reference (File No. 333-71469), and of each Acquiring Fund’s investment strategies in Appendix B to this Prospectus/Proxy Statement.

	Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Investment Objective	The Fund seeks maximum long-term capital appreciation.	The Fund seeks maximum long-term capital appreciation.
Investment Strategy

The Fund normally invests at least 75% of its net assets in common stock. In addition, the Fund spreads its investments among countries.

Normally, at least 80% of its net assets will be invested in companies that are tied economically to a number of different countries with emerging securities markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

In pursuing its goal, the Fund invests primarily in stocks of companies located in countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of NACM, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets which have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors.

The Fund seeks to achieve its investment objective by investing primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index. NACM’s “Emerging Markets

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an emerging market as defined by MSCI, traded on an exchange in an emerging market as defined by MSCI or if it has exposure to an emerging market as defined by MSCI. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund

Systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

NACM allocates the Fund’s assets among securities of countries that are expected to provide the best opportunities for meeting the Fund’s investment objective. The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. NACM expects a high portfolio turnover rate which can be 150% or more.

The portfolio managers use a quantitative process to make individual security, industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

	Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Investment Objective	The Fund seeks maximum long-term capital appreciation.	The Fund seeks maximum long-term capital appreciation.
Investment Strategy

The Fund normally invests at least 75% of its net assets in equity securities. The Fund normally invests at least 80% of its net assets in the common stock of companies that are tied economically to a number of different countries throughout the world, one of which may be the United States. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. When in the opinion of NACM, greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets.

In pursuing its investment objective the Fund invests in a broad range of U.S. and non-U.S. companies in different industries that, in NACM’s opinion, represent competitive advantages through a positive change at the company level, offer a sustainable advantage, and whose shares represent a timely investment opportunity. NACM considers companies with these characteristics regardless of respective capitalization, domicile, or industry.

In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM considers whether to sell a particular security when any of those factors materially changes.

NACM allocates the Fund’s assets among securities of countries, including countries with emerging markets, that are expected to provide

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per-share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities,

Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund

the best opportunities for meeting the Fund’s investment objective. Under normal circumstances, the Fund will invest a significant amount of its assets outside the United States.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. NACM expects a high portfolio turnover rate which can be 200% or more.

cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

	Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
Investment Strategy

Normally, the Fund invests at least 80% of its net assets in common stock of large U.S. companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

In pursuing its goal, the Fund invests primarily in stocks from a universe of U.S. companies with large market capitalizations. Generally, large companies are those with market capitalizations similar to the Russell 1000 Growth Index as measured at the time of purchase; but the Fund considers “large” companies to be companies with market capitalization greater than $3 billion. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

NACM uses a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio manager seeks to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Growth Index ($342 million as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund

trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of NACM, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, NACM analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once NACM has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. NACM expects a high portfolio turnover rate which can be 100% or more.

sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

As reflected in the tabular presentation above, the Nicholas-Applegate Global Select Fund has a policy to invest at least 80% of net assets in the common stock of companies tied economically to a number of different countries throughout the world, one of which may be the United States, and will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Allianz NACM Global Fund, though its investment practices are substantially identical, is not subject to an explicit policy with respect to 80% of its assets, and is not required to provide shareholders 60 days’ notice of a change to its investment policies. NACM and Allianz Global Fund Management believe that any other differences in the above descriptions do not reflect any material differences in the way NACM manages the investment portfolio of each NAIF Fund and the corresponding Acquiring Fund.

The NAIF Funds and the Acquiring Funds have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a fund without the consent of the holders of a majority of the outstanding voting securities of the fund, as such term is defined in the 1940 Act; other investment policies can be changed without shareholder consent. The fundamental investment restrictions of each Acquiring Fund are substantially similar, although not identical to, those of the corresponding NAIF Fund. For example:

•

Each NAIF Fund has a fundamental investment restriction which prohibits it from purchasing more than 10% of the outstanding voting securities of any one issuer or of any class of voting securities of any one issuer, or from purchasing securities of an issuer for the purpose of exercising control or management. Each Acquiring Fund is not subject to such a fundamental restriction, although under the 1940 Act’s diversification requirements, with respect to 75% of its assets it may not purchase more than 10% of the outstanding voting securities of any issuer (not including cash and cash equivalents, government securities (as defined in the 1940 Act) and securities of other investment companies).

•

Each NAIF Fund may not purchase securities on margin (except for initial and variation margin and to obtain short-term credit in connection with the clearance of securities transactions); each Acquiring Fund is not subject to such a restriction.

•

Each NAIF Fund may make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. Each Acquiring Fund may make loans of its portfolio securities to the maximum extent permitted by SEC guidelines, currently 33 1/3% of the value of the Acquiring Fund’s total assets (although, as a matter of practice, the Acquiring Funds currently do not engage in the practice of securities lending).

•

Each NAIF Fund may not pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure permitted indebtedness (which restriction does not prohibit the NAIF Funds from engaging in options, futures and non-U.S. currency transactions). Two of the Acquiring Funds (Allianz NACM Growth Fund and Allianz NACM Global Fund) may not pledge, hypothecate, mortgage or otherwise encumber their assets in excess of 10% of total Fund assets (taken at cost) and then only to secure permitted borrowings. The other Acquiring Fund (Allianz NACM Emerging Markets Opportunities Fund) is not subject to any such restriction.

•

Each NAIF Fund has a fundamental investment restriction that prohibits it from investing more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. Each Acquiring Fund is prohibited from doing so under current SEC guidance and under non-fundamental policies as set forth in the prospectus and statement of additional information of the Allianz Trust, but is not subject to such a fundamental investment restriction.

•

The Nicholas-Applegate U.S. Systematic Large Cap Growth Fund may not engage in short sales, except that it may use such short-term credits as are necessary for the clearance of transactions. The corresponding Acquiring Fund (Allianz NACM Growth Fund) is not subject to such a restriction.

•

The Nicholas-Applegate U.S. Systematic Large Cap Growth Fund has a fundamental investment restriction prohibiting the purchase or writing of options, except for hedging purposes, and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on par options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund’s net assets would be hedged; and (iv) not more than 25% of a Fund’s net assets are used as cover for options written by the Fund. The corresponding Acquiring Fund (Allianz NACM Growth Fund) is not subject to such a fundamental restriction.

NACM and Allianz Global Fund Management believe that the differences in the Funds’ fundamental investment restrictions do not cause NACM to manage an Acquiring Fund’s investment portfolio differently from the way it manages the investment portfolio of the corresponding NAIF Fund, and that such differences in restrictions do not subject the Acquiring Fund to risks that materially differ from those of the corresponding NAIF Fund.

For a more complete understanding of the fundamental investment policies of each NAIF Fund and the corresponding Acquiring Fund, please see Appendix C (“Comparison of Fundamental Investment Restrictions”).

5. How do the management fees and other expenses of the NAIF Funds and the Acquiring Funds compare, and what are they estimated to be following the proposed Mergers?

Each NAIF Fund and Acquiring Fund pays for the advisory and administrative services it requires under what is essentially an all-in (or “unitary”) fee structure. While each NAIF Fund and Acquiring Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure. The advisory fee is paid monthly at an annual rate as set forth in the tables below. In addition, each NAIF Fund and Acquiring Fund pays an administrative fee to NACM and Allianz Global Fund Management, respectively (each serving as administrator), computed as a percentage of average daily net assets of the applicable class. NACM and Allianz Global Fund Management, in turn, provide or procure administrative services for the Funds, and also bear the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The following tables show the expenses an investor would incur in connection with making an investment in a NAIF Fund and in the corresponding Acquiring Fund. Except as noted, the information in the tables is based on fees and expenses paid by each Fund during its most recent fiscal year, and “pro forma” operating expenses information is based on the fees and expenses that would have been paid by each Acquiring Fund during its most recent fiscal year, had the applicable Merger occurred one year earlier (and in the case of Allianz NACM Emerging Markets Opportunities Fund, after the application of an additional waivers that Allianz Global Fund Management has agreed to observe through March 31, 2011 in connection with the Merger). The examples following the tables will help you compare the cost of investing in each NAIF Fund with the estimated cost of investing in the corresponding Acquiring Fund (based on the pro forma fees and expenses shown in the tables). The expense comparisons set forth below do not take into account certain expense offsets currently in place for each NAIF Fund. If they did take these offsets into account, NAIF Fund expenses would be lower. In addition, as indicated in the table below, absent an expense waiver by the Allianz NACM Emerging Markets Opportunities Fund’s investment adviser, which has committed to keep such waiver in place only until March 31, 2011, that Fund’s expenses would be higher than each class of the Nicholas-Applegate Emerging Markets Fund.

Shareholder Fees (fees paid directly from your investment)

Neither the shares of the NAIF Funds nor the Merger Shares feature any sales charge on purchases, deferred sales charge, redemption fee or any other shareholder fee.

Annual Fund Operating Expenses

Nicholas-Applegate Emerging Markets Fund and Allianz NACM Emerging Markets Opportunities Fund

	Nicholas-Applegate Emerging Markets Fund—Class I	Nicholas-Applegate Emerging Markets Fund—Class II	Allianz NACM Emerging Markets Opportunities Fund— Institutional Class	Allianz NACM Emerging Markets Opportunities Fund— Institutional Class (pro forma)
Management Fees[1]	1.32%	1.22%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.08	0.07	0.12	0.12
Total Annual Fund Operating Expenses (Before Expense Reductions)	1.40[2]	1.29[2]	1.42	1.42
Expense Reductions	—	—	—	0.13[3]
Total Annual Fund Operating Expenses (After Expense Reductions)	1.40	1.29	1.42	1.29

Nicholas-Applegate Global Select Fund and Allianz NACM Global Fund

	Nicholas-Applegate Global Select Fund—Class I	Nicholas-Applegate Global Select Fund—Class II	Allianz NACM Global Fund— Institutional Class	Allianz NACM Global Fund— Institutional Class (pro forma)
Management Fees[1]	1.12%	1.07%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.05	0.06	0.02	0.02
Total Annual Fund Operating Expenses	1.17[2]	1.13[2]	1.07	1.07

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund and Allianz NACM Growth Fund

	Nicholas-Applegate U.S. Systematic Large Cap Growth Fund—Class I	Nicholas-Applegate U.S. Systematic Large Cap Growth Fund—Class R	Allianz NACM Growth Fund—Institutional Class	Allianz NACM Growth Fund—Institutional Class (pro forma)
Management Fees[1]	1.09%	1.09%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	0.25	None	None
Other Expenses	0.07	0.08	0.03	0.03
Total Annual Fund Operating Expenses	1.16[2]	1.42[2]	0.83	0.83

1	As presented, “Management Fees” reflect the combination of investment advisory fees and administrative fees paid by each Fund to under separate agreements. Administrative fees paid by the Acquiring Funds have been restated to reflect current fee rates.
2	Each NAIF Fund has arrangements with its brokers, whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. The Acquiring Funds are not expected to have any offset arrangements. If these expense reductions and fee offsets are taken into account, “Total Annual Fund Operating Expenses” for each NAIF Fund share class would be as follows:

NAIF Fund	Total Annual Fund Operating Expenses
Nicholas-Applegate Emerging Markets Fund—Class I	1.37%
Nicholas-Applegate Emerging Markets Fund—Class II	1.26
Nicholas-Applegate Global Select Fund—Class I	1.07
Nicholas-Applegate Global Select Fund—Class II	1.02
Nicholas-Applegate U.S. Systematic Large Cap Growth—Class I	1.14
Nicholas-Applegate U.S. Systematic Large Cap Growth—Class R	1.40

3	Effective upon consummation of the applicable Merger, Allianz Global Fund Management has agreed to observe, through March 31, 2011, a contractual waiver of a portion of its administrative fees paid by Institutional Class shares such that total annual fund operating expenses (excluding extraordinary expenses) do not exceed 1.29% of the Acquiring Fund’s average daily net assets attributable to the Institutional Class shares.

Example: These Examples are intended to help you compare the cost of investing in each NAIF Fund with the cost of investing in the corresponding Acquiring Fund and the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. In the case of Allianz NACM Emerging Markets Opportunities Fund, the Examples are based on Total Annual Fund Operating Expenses (After Expense Reductions) for the first year and Total Annual Fund Operating Expenses (Before Expense Reductions) for subsequent periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Nicholas-Applegate Emerging Markets Fund and Allianz NACM Emerging Markets Opportunities Fund

	1 Year	3 Years	5 Years	10 Years
Nicholas-Applegate Emerging Markets Fund—Class I	$147	$463	$812	$1,849
Nicholas-Applegate Emerging Markets Fund—Class II	135	427	748	1,704
Allianz NACM Emerging Markets Opportunities Fund—Institutional Class	145	449	776	1,702
Allianz NACM Emerging Markets Opportunities Fund—Institutional Class (pro forma)	131	435	764	1,691

Nicholas-Applegate Global Select Fund and Allianz NACM Global Fund

	1 Year	3 Years	5 Years	10 Years
Nicholas-Applegate Global Select Fund—Class I	$123	$387	$679	$1,545
Nicholas-Applegate Global Select Fund—Class II	119	374	656	1,492
Allianz NACM Global Fund—Institutional Class	109	340	590	1,306
Allianz NACM Global Fund—Institutional Class (pro forma)	109	340	590	1,306

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund and Allianz NACM Growth Fund

	1 Year	3 Years	5 Years	10 Years
Nicholas-Applegate U.S. Systematic Large Cap Growth—Class I	$122	$384	$673	$1,532
Nicholas-Applegate U.S. Systematic Large Cap Growth—Class R	149	470	824	1,875
Allianz NACM Growth Fund—Institutional Class	85	265	461	1,026
Allianz NACM Growth Fund—Institutional Class (pro forma)	85	265	461	1,026

The Examples above do not take into account any offset arrangements that each NAIF Fund has with its brokers. If the offset credits described were applied to the above example, your cost for the 1, 3, 5 and 10 year periods would be as follows:

Fund and Share Class	1 Year	3 Years	5 Years	10 Years
Nicholas-Applegate Emerging Markets Fund—Class I	$144	$453	$795	$1,809
Nicholas-Applegate Emerging Markets Fund—Class II	132	417	731	1,664
Nicholas-Applegate Global Select Fund—Class I	112	354	621	1,413
Nicholas-Applegate Global Select Fund—Class II	107	338	592	1,347
Nicholas-Applegate U.S. Systematic Large Cap Growth—Class I	120	377	661	1,506
Nicholas-Applegate U.S. Systematic Large Cap Growth—Class R	149	470	824	1,875

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Each Fund’s portfolio turnover rate for its last fiscal year is set forth below. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

NAIF Fund	Portfolio Turnover	Acquiring Fund	Portfolio Turnover
Nicholas-Applegate Emerging Markets Fund	149%	Allianz NACM Emerging Markets Opportunities Fund	182%
Nicholas-Applegate Global Select Fund	122	Allianz NACM Global Fund	106
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	116	Allianz NACM Growth Fund	138

6. How does the investment performance of the Funds compare?

The following information allows you to compare the historical performance of each NAIF Fund and the corresponding Acquiring Fund. The information provides some indication of the risks of investing in each Fund by showing changes in its total return from year to year and by comparing each Fund’s average annual returns with those of a broad-based securities market index and, in the case of each Acquiring Fund, a performance average of other similar mutual funds. The bar charts and the adjacent information show performance of each NAIF Fund’s Class I shares, and of each Acquiring Fund’s Institutional Class shares. The performance of other classes would be different from Class I or Institutional Class performance because of the different expenses paid by other share classes. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Please see Appendix D for additional detail on the calculation of performance information of the Acquiring Funds; additional detail for the NAIF Funds is set forth in the NAIF Fund Prospectus, which is incorporated herein by reference (File No. 333-71469). Past performance, before and after taxes, is not necessarily predictive of future performance.

Nicholas-Applegate Emerging Markets Fund— Annual Return for Class I Shares	Allianz NACM Emerging Markets Opportunities Fund—Annual Return for Institutional Class Shares
For periods shown in the bar chart: Best Quarter (4th Qtr 2008): 31.36% Worst Quarter (2nd Qtr 2009): -30.76%	For periods shown in the bar chart: Best Quarter (2nd Qtr. 2009): 31.40% Worst Quarter (4th Qtr. 2008): -31.46%

Nicholas-Applegate Emerging Markets Fund—Average Annual Returns

For Periods Ended December 31, 2009:

	1 Year	5 Years	10 Years	Fund Inception
Class I—Before Taxes	66.14%	N/A	N/A	7.41%
Class I—After Taxes on Distributions	65.78%	N/A	N/A	4.10%
Class I—After Taxes on Distributions and Sale of Fund Shares	42.98%	N/A	N/A	4.68%
Class II	66.30%	N/A	N/A	0.16%
MSCI Emerging Markets Index—Net (reflects no deduction for fees or expenses)	78.51%	N/A	N/A	9.53%

Allianz NACM Emerging Markets Opportunities Fund—Average Annual Returns

For Periods Ended December 31, 2009:

	1 Year	5 Years	10 Years	Fund Inception
Institutional Class—Before Taxes	67.06%	15.43%	N/A	18.68%
Institutional Class—After Taxes on Distributions	66.20%	14.44%	N/A	17.76%
Institutional Class—After Taxes on Distributions and Sale of Fund Shares	43.57%	13.07%	N/A	16.14%
MSCI Emerging Markets Index—Net (reflects no deduction for fees or expenses)	78.51%	15.51%	N/A	18.69%
Lipper Emerging Markets Funds Average (reflects no deduction for fees, expenses or taxes)	75.74%	13.17%	N/A	16.51%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class I and Institutional Class shares only. After-tax returns for other share classes will vary.

Nicholas-Applegate Global Select Fund—Annual Return for Class I Shares	Allianz NACM Global Fund—Annual Return for Institutional Class Shares
For periods shown in the bar chart: Best Quarter (2nd Qtr. 2008): 18.75% Worst Quarter (4th Qtr. 2008): -23.54%	For periods shown in the bar chart: Best Quarter (2nd Qtr. 2003): 18.35% Worst Quarter (4th Qtr. 2008): -24.81%

Nicholas-Applegate Global Select Fund—Average Annual Returns

For Periods Ended December 31, 2009:

	1 Year	5 Years	10 Years	Fund Inception
Class I—Before Taxes	28.63%	2.06%	-0.14%	10.14%
Class I—After Taxes on Distributions	27.98%	-6.68%	-5.96%	3.98%
Class I—After Taxes on Distributions and Sale of Fund Shares	18.60%	0.81%	-1.19%	7.16%
Class II	30.17%	2.06%	-0.14%	10.14%
MSCI All Country World Index—Net (reflects no deduction for fees or expenses)	34.63%	3.10%	0.42%	3.73%

Allianz NACM Global Fund—Average Annual Returns

For Periods Ended December 31, 2009:

	1 Year	5 Years	10 Years	Fund Inception
Institutional Class—Before Taxes	28.94%	2.05%	N/A	9.02%
Institutional Class—After Taxes on Distributions	28.94%	1.05%	N/A	7.77%
Institutional Class—After Taxes on Distributions and Sale of Fund Shares	18.81%	1.42%	N/A	7.35%
MSCI All Country World Index—Net (reflects no deduction for fees or expenses)	34.63%	3.10%	N/A	7.99%
Lipper Global Multi-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	43.75	2.71%	N/A	6.93%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class I and Institutional Class shares only. After-tax returns for other share classes will vary.

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund—Annual Return for Class I Shares	Allianz NACM Growth Fund—Annual Return for Institutional Class Shares
For periods shown in the bar chart: Best Quarter (4th Qtr 2001): 17.18% Worst Quarter (3rd Qtr 2001): -30.19%	For periods shown in the bar chart: Best Quarter (4th Qtr. 2004): 13.13% Worst Quarter (4th Qtr. 2008): -25.02%

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund – Average Annual Returns

For Periods Ended December 31, 2009:

	1 Year	5 Years	10 Years	Fund Inception
Class I—Before Taxes	29.61%	1.36%	-8.66%	4.80%
Class I—After Taxes on Distributions	29.16%	1.29%	-8.79%	3.91%
Class I—After Taxes on Distributions and Sale of Fund Shares	19.24%	1.06%	-6.29%	3.54%
Class R	29.31%	1.13%	-8.87%	4.61%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	-3.99%	3.58%

Allianz NACM Growth Fund—Average Annual Returns

For Periods Ended December 31, 2009:

	1 Year	5 Years	10 Years	Fund Inception
Institutional Class—Before Taxes	29.97%	1.57%	N/A	5.25%
Institutional Class—After Taxes on Distributions	29.63%	0.82%	N/A	4.65%
Institutional Class—After Taxes on Distributions and Sale of Fund Shares	19.47%	1.00%	N/A	4.30%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	N/A	6.19%
Lipper Multi-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	35.08%	0.92%	N/A	4.45%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class I and Institutional Class shares only. After-tax returns for other share classes will vary.

7. Will my dividends be affected by the proposed Mergers?

Each NAIF Fund and Acquiring Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The NAIF Funds declare and distribute income dividends to shareholders on an annual basis, and the Acquiring Funds declare and distribute income dividends to shareholders at least annually. Like the NAIF Funds, the Acquiring Funds will distribute any capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually.

Following the Mergers, shareholders would continue to be able to reinvest all distributions in additional shares of the same class of the same Fund at net asset value (“NAV”), or, if such option is specifically elected, to receive all distributions in cash (either paid directly to the shareholder or credited to such shareholder’s account with a broker or other financial intermediary). In addition, following the Mergers shareholders could elect to invest distributions in shares of the same class of another series of the Allianz Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds that offers that class at NAV.

8. Who manages the Acquiring Funds and how does management of the NAIF Funds differ?

NACM serves as sole investment adviser to the NAIF Funds and is responsible for the management of their portfolios. Allianz Global Fund Management serves as investment adviser to each of the Acquiring Funds, and has retained NACM to serve as sub-adviser with day-to-day investment responsibility for the Acquiring Funds’ portfolios. As such, NACM would maintain day-to-day investment responsibility over NAIF Fund assets both before and after each proposed Merger. In addition, the individual portfolio managers for each NAIF Fund and corresponding Acquiring Fund are the same. Information about the individuals who share responsibility for the management of each Acquiring Fund is provided under “Management of the Funds—The Sub-Adviser” in Appendix D. NACM and Allianz Global Fund Management are both indirect wholly-owned subsidiaries of Allianz SE.

9. What are the U.S. federal income tax consequences of the proposed Mergers?

Each Merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that no gain or loss will be recognized by a NAIF Fund or its shareholders as a result of a Merger, and that the aggregate tax basis of the corresponding Merger Shares that NAIF Fund shareholders will receive in exchange for their NAIF Fund Shares will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor.

Because each Merger will end the tax year of the applicable NAIF Fund, it may accelerate distributions from the NAIF Fund to shareholders. Specifically, a NAIF Fund will recognize any investment company taxable income and any net capital gains, including gains realized on the disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

At any time prior to the consummation of a Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes.

While Allianz Global Fund Management does not expect that the NAIF Funds or Acquiring Funds will make any significant dispositions of securities in connection with the proposed Mergers, if any such sales occur, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the NAIF Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the NAIF Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses properly designated as capital gain dividends) or ordinary dividends (to the extent of net realized short-term gains in excess of net realized long-term capital losses).

The proposed Mergers may pose other tax issues for the NAIF Funds and Acquiring Funds and their shareholders. More generally, in a tax-free Merger, the acquiring fund will succeed to the tax attributes of the target fund, including the target fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards. The combined Fund resulting from each Merger will have tax attributes that reflect a blending of the tax attributes of the respective NAIF and Acquiring Funds at the time of the Merger. A transfer of tax benefits may thus occur if, as a consequence of a Merger, shareholders of one Fund effectively acquire tax benefits of the other Fund, or lose the tax benefits brought to the Merger by their own Fund. Further, the Internal Revenue Code of 1986, as amended (the “Code”) has loss limitation rules that apply whenever a regulated investment company undergoes an “ownership change,” including in connection with a merger. These rules will limit the extent to which a combined fund can use pre-Merger capital losses (including capital loss carryforwards and unrealized losses above a threshold) to offset the combined Fund’s gains. In addition, a NAIF Fund’s capital loss carryforwards (as may be limited under the previously—described rules) are permitted to offset only that portion of a corresponding Acquiring Fund’s gains for the taxable year of a Merger that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Merger (prorated according to the number of days). As a result of the application of these rules, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had a Merger not occurred. A summary of the effect of these rules on the Funds in each of the Mergers is provided below.

The estimates of the effect of the transfer of tax benefits between two Funds and the loss limitation rules described below are based on hypothetical Mergers of the Funds on October 31, 2009, using data as of October 31 and November 30, 2009, and certain assumptions. The tax impact of a Merger will depend on each participating Fund’s relative tax situation at the time of the Merger, which will be different from the tax situation on October 31 or November 30, 2009, such that the tax impacts described herein may not apply at the time of the Merger. In particular, the amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Mergers will determine the extent to which combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by a combined Fund following a Merger, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Merger. The tax impact of the Mergers could thus differ substantially from that described below.

Proposed Merger Between the Nicholas-Applegate U.S. Systematic Large Cap Growth Fund and the Allianz NACM Growth Fund.    As a result of this proposed Merger, NAIF Fund losses still allowed after the application of the loss limitation rules described above are effectively shared with Acquiring Fund shareholders. Although the NAIF Fund is substantially smaller than the Acquiring Fund, it is possible that its historic losses that remain available after the application of the loss limitation rules will represent a higher percentage of its net assets than is the case for the Acquiring Fund. Therefore, as a result of the “sharing” of the NAIF Fund losses with Acquiring Fund shareholders, if the hypothetical Merger described above had occurred on October 31, 2009, NAIF Fund shareholders would have experienced a modest tax cost as a result of the Merger. The losses of the smaller of the two Funds, the NAIF Fund, would have gone “into limitation” under the Code, and the amount of the NAIF Fund’s historic losses that the combined fund would have been be able to use annually would have been limited. However, the NAIF Fund underwent an ownership change due to shareholder activity on June 19, 2009, which significantly limited the availability of its historic losses to offset gains going forward, and, as a result, the proposed Merger itself would not have had as significant an effect on the combined fund’s ability to use the NAIF Fund’s losses as it would have had absent that change.

Proposed Merger Between the Allianz NACM Emerging Markets Opportunities Fund and the Nicholas-Applegate Emerging Markets Fund.    As a result of this proposed Merger, the Acquiring Fund’s much more significant historic losses (both in absolute terms and as a percentage of that Fund’s net assets) and any NAIF Fund losses still allowed after the application of the loss limitation rules described below are effectively shared with the shareholders of the other Fund. If the hypothetical Merger described above had occurred on October 31, 2009, NAIF Fund shareholders would have received a tax benefit from the Merger as a result of the sharing of the more significant historic losses of the Acquiring Fund. When compared with the Acquiring Fund on October 31, 2009, the pre-merger realized losses of the NAIF Fund, the smaller of the two Funds, were comparatively modest relative to the size of the NAIF Fund (at roughly 8% of the NAIF Fund’s assets). As a result, although as a technical matter the losses of the NAIF Fund would have gone “into limitation” under the Code, and their use would have been limited annually, this limitation would not have been likely to materially limit the effective use of those losses.

Proposed Merger Between the Allianz NACM Global Fund and the Nicholas-Applegate Global Select Fund. The NAIF and Acquiring Funds in this proposed Merger are close in size, and so it cannot be predicted which Fund’s losses will be limited after the Merger. As of October 31, 2009, the NAIF Fund was the smaller of the two Funds. If the NAIF Fund remains the smaller of the two Funds until the Closing Date, the NAIF Fund will go “into limitation,” and the amount of the NAIF Fund’s historic losses that the combined fund will be able to use each year will be limited. As a result of the Merger, the unlimited losses of the larger Fund (as of October 31, 2009, the Acquiring Fund), and the losses of the smaller Fund (as of October 31, 2009, the NAIF Fund) still available for use after the application of the loss limitation rules, will effectively be shared with the shareholders of the other Fund. Because the Funds are similar in size and have historic losses that are similar in proportion to each Fund’s size, the sharing of the Fund’s losses should have only a modest impact.

Please see “C. Information About the Proposed Transaction—5. Federal Income Tax Consequences” for additional information.

10. Do the procedures for purchasing, redeeming and exchanging shares of the NAIF Funds and Acquiring Funds differ?

The procedures for purchasing and redeeming shares of each Acquiring Fund generally do not differ significantly from the procedures for purchasing and redeeming shares of each NAIF Fund. Subject to investment minimums and other requirements described under “How to Buy and Sell Shares” in Appendix D, investors may buy and sell shares of each Acquiring Fund through a broker, dealer or other financial intermediary or directly from the Allianz Trust on any day that NAV is determined—ordinarily, each day the New York Stock Exchange is open.

Shareholders of the Acquiring Funds have a broader exchange privilege than shareholders of the NAIF Funds and may exchange their shares at net asset value for shares of any series of the Allianz Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds that offers the same class of shares. Under certain circumstances set forth in the Allianz SAI, Acquiring Fund shareholders may also exchange shares at net asset value for shares of a different class. NAIF Fund shareholders may exchange shares for the same class of another series of the NAIF Trust that offers such class. However, the NAIF Trust is expected to be terminated if the Mergers, along with certain other proposed reorganizations and liquidations of NAIF Trust series, are completed.

For more information about purchasing, redeeming and exchanging shares of the Acquiring Funds, please see “How to Buy and Sell Shares” in Appendix D.

11. Will I be able to redeem shares of a NAIF Fund prior to Closing Date of the proposed Mergers?

Yes. Shareholders of a NAIF Fund may redeem their shares at any time prior to the consummation of a Merger. If the Mergers take place, shareholders will still be free at any time to redeem their shares of the applicable Acquiring Fund, for cash at net asset value at the time of such redemption, or to exchange their shares of the Acquiring Fund for a corresponding class of shares of other funds offered by the Allianz Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds at net asset value at the time of such exchange.

12. How will I be notified of the outcome of the vote?

If the proposed Merger of your NAIF Fund is approved by shareholders, you will receive confirmation after the Merger is completed indicating the number of Institutional Class shares of the corresponding Acquiring Fund you are receiving.

13. Will the number of shares I own change?

The number of shares you own may change, but the total net asset value of the shares of an Acquiring Fund you receive will equal the total net asset value of the shares of the corresponding NAIF Fund that you hold at the time of the applicable Merger. Even though the net asset value per share of each Fund may be different, the total net asset value of your holdings (as determined at the time of the Merger) will not change as a result of the Merger.

14. What shareholder vote is required to approve the proposed Mergers?

Approval of each Merger requires the approval of the holders of a “majority of the outstanding voting securities” of the applicable NAIF Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the NAIF Fund present at the Meeting if more than 50% of the outstanding voting securities of the NAIF Fund are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of the NAIF Fund. Shareholders of each NAIF Fund will vote on the approval of the applicable Merger separately, and approval of a Merger is not contingent upon approval of any other Merger.

The shareholders of each NAIF Fund will vote on approval of the applicable Merger separately, and approval of one Merger is not contingent on shareholder approval of any other Merger or other transaction.

In the event that a proposed Merger does not receive the required shareholder approval, the Trustees may consider such alternatives as they believe may be in the best interests of the applicable NAIF Fund’s shareholders.

B. PRINCIPAL RISK FACTORS

What are the principal risks of the Acquiring Funds, and how do they compare with those of the corresponding NAIF Fund?

Because each NAIF Fund and the corresponding Acquiring Fund have substantially similar investment strategies, the principal risks of an investment in the Acquiring Fund are generally similar to the principal risks of an investment in the NAIF Fund. One key difference, however, is that the NAIF Funds may engage in securities lending activities while the Acquiring Funds currently do not, and therefore are not subject to the risks implicated by such activities.

Summary descriptions of the principal risks associated with each Acquiring Fund’s principal investment strategies are set forth below. Additional information regarding the risks associated with an investment in each Acquiring Fund is located under “Summary of Principal Risks” in Appendix B and “Characteristics and Risks of Securities and Investment Techniques” in Appendix D. There is no guarantee that an Acquiring Fund will achieve its investment objective. It is possible to lose money on an investment in an Acquiring Fund. An investment in an Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allianz NACM Emerging Markets Opportunities Fund

Management Risk, Issuer Risk, Market Risk.    The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Equity Securities Risk, Smaller Company Risk.    Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk.

Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk.    Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities’ values may also fluctuate with currency exchange rates.

Credit Risk.    An issuer or counterparty may default on obligations.

Derivatives Risk.    Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk.    Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk.    Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk.    The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Turnover Risk.    High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Allianz NACM Global Fund

Management Risk, Issuer Risk, Market Risk.    The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Equity Securities Risk, Smaller Company Risk.    Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk.

Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk.    Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities’ values may also fluctuate with currency exchange rates.

Credit Risk.    An issuer or counterparty may default on obligations.

Derivatives Risk.    Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk.    Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk.    Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk.    The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Turnover Risk.    High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Allianz NACM Growth Fund

Management Risk, Issuer Risk, Market Risk.    The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Equity Securities Risk.    Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit Risk.    An issuer or counterparty may default on obligations.

Focused Investment Risk.    Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk.    The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Turnover Risk.    High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

C. INFORMATION ABOUT THE PROPOSED MERGERS

1. Summary of the Terms of the Merger of each NAIF Fund into the corresponding Acquiring Fund

The shareholders of each NAIF Fund are being asked to approve a proposed Merger of the NAIF Fund into the corresponding Acquiring Fund pursuant to a separate Agreement and Plan of Reorganization for each Merger (each an “Agreement”). The following is a brief summary of the principal terms of each Agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement, you should read Appendix A.

Each Agreement provides, among other things, for the transfer of all the assets of the applicable NAIF Fund to the corresponding Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all the liabilities of the NAIF Fund and (ii) the issuance to the NAIF Fund of Institutional Class shares of the Acquiring Fund (as defined previously, the “Merger Shares”) with an aggregate net asset value equal to the aggregate net asset value of the Class I, Class II or Class R shares (as applicable) of the NAIF Fund then outstanding, all as of the Valuation Time (defined in the Agreement to be as of 4:00 p.m., Eastern time, on March 26, 2010, or such other date as may be mutually agreed upon by the NAIF Trust and the Allianz Trust (the “Valuation Date”)).

After receipt of the Merger Shares, the NAIF Fund will cause the Merger Shares to be distributed to its shareholders, in complete liquidation of the NAIF Fund. Each Class I, Class II or Class R shareholder (as applicable) of the NAIF Fund will receive a number of full and fractional Merger Shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the NAIF Fund shares owned by the shareholder immediately prior to the Merger. The distribution of the Merger Shares will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the NAIF Fund’s shareholders, with each account representing the respective number of full and fractional Merger Shares issued to such shareholder. The Allianz Trust does not expect to issue share certificates with respect to the Acquiring Funds.

The Trustees of the NAIF Trust have voted unanimously to approve each proposed Merger. The Trustees recommend that shareholders of each NAIF Fund also approve the applicable proposed Merger. The actions contemplated by each Agreement and the related matters described therein with respect to a Merger will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of the applicable NAIF Fund.

Due to the significant similarities between the portfolios of each NAIF Fund and the corresponding Acquiring Fund, Allianz Global Fund Management does not expect that the Funds will make any significant dispositions of securities in connection with the proposed Mergers.

In the event that a proposed Merger does not receive the required shareholder approval, the Trustees may consider such alternatives as they believe may be in the best interests of the applicable NAIF Fund’s shareholders.

2. Description of Merger Shares.

Merger Shares of each Acquiring Fund will be issued to shareholders of the corresponding NAIF Fund in accordance with the applicable Agreement. The Merger Shares are Institutional Class shares of the applicable Acquiring Fund. The following summarizes key information about Institutional Class shares to help you make your investment decision.

•	You do not pay an initial sales charge when you buy Institutional Class shares. The full amount of your purchase payment is invested initially.

•	Institutional Class shares are not subject to a contingent deferred sales charge.

•	Institutional Class shares are not subject to 12b-1 distribution and/or service fees.

•	Shares of the Acquiring Funds are not subject to a redemption fee.

3. Trustees’ Considerations Relating to the Proposed Mergers.

The Board of Trustees of the NAIF Trust, including a majority of the Independent Trustees, approved each Merger at a meeting held on November 13, 2009. The Independent Trustees of the NAIF Trust were represented by counsel independent of NACM and Allianz Global Fund Management throughout their deliberations.

In approving each Merger, the Trustees of the NAIF Trust determined that each NAIF Fund’s participation in the applicable Merger would be in the best interests of the NAIF Fund, and that the interests of the NAIF

Fund’s shareholders would not be diluted as a result of the Merger. The principal factors considered by the Trustees in recommending that shareholders approve the Merger were as follows:

•

The Trustees considered that the NAIF Funds have encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, their ongoing viability is uncertain. The Trustees further considered that the Acquiring Funds distribute their shares through certain channels (including retail channels) in which the NAIF Funds do not have a presence, and that this larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

•

The Trustees considered the financial resources and stability of Allianz Global Fund Management, and the distribution capacities and resources of Allianz Global Investors Distributors LLC, the Acquiring Funds’ principal underwriter.

•

The Trustees considered that the Mergers would give shareholders broader exchange privileges among funds because shareholders of the Acquiring Funds may exchange into other series of the Allianz Trust, Allianz Funds Multi-Strategy Trust (an affiliated trust consisting of equity funds) and PIMCO Funds (an affiliated trust consisting primarily of fixed income funds).

•

The Trustees considered that the investment objective, policies and strategies of each NAIF Fund are substantially similar to those of the corresponding Acquiring Fund and that the portfolio of the Acquiring Fund would be managed by the same NACM personnel and in accordance with substantially similar investment strategies and techniques utilized in the management of the NAIF Fund’s portfolio prior to the applicable Merger. For these reasons, the Trustees believe an investment in each Acquiring Fund would provide shareholders with an investment opportunity substantially similar to that currently offered by the corresponding NAIF Fund.

•

The Trustees considered that the NAIF Funds and Acquiring Funds feature a “unitary” administrative fee structure by which the investment adviser, in its capacity as administrator, provides or procures administrative services for the Funds, and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, in return for a fixed annual administrative fee.

—

The Trustees considered that the expense ratios of the Merger Shares issued by each Acquiring Fund will be equal to or lower than the current gross expense ratios of the corresponding NAIF Fund shares for which they will be exchanged. The Trustees noted that in the case of the Allianz NACM Emerging Markets Opportunities Fund, this was due to a expense waiver agreed to by Allianz Global Fund Management, after the expiration of which on March 31, 2011, the expense ratio of the Merger Shares would be higher than the NAIF Fund shares. The Trustees also noted that the NAIF Funds have “fee offset” arrangements in place that reduce the Fund’s operating expenses but, with respect to offsets arising from securities lending and interest on overnight cash balances, also cause the NAIF Funds to receive less income. The Trustees also noted that the Acquiring Funds will not have any such fee offset arrangements, and therefore the net annual operating expenses for Merger Shares (taking into effect such fee offset arrangements) issued by the Acquiring Funds will in some cases be higher than those of the corresponding NAIF Fund shares exchanged in the Merger.

•

The Trustees considered that: (i) shareholders of the NAIF Funds will bear none of the expenses associated with the Mergers (other than any brokerage costs, commissions, transfer taxes and similar expenses, and registration fees); and (ii) the Mergers will permit NAIF Fund shareholders to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes.

•

The Trustees considered that the Mergers are proposed in connection with the merger or liquidation of all series of the NAIF Trust and the subsequent deregistration of the NAIF Trust as an investment company.

At a meeting held on December 9, 2009, the Board of Trustees of the Allianz Trust also approved each Merger. However, no approval by Acquiring Fund shareholders is required to consummate each Merger.

4. Expenses of the Mergers

Allianz Global Fund Management and/or its affiliates, and not the NAIF Funds and their shareholders nor the Acquiring Funds and their shareholders, will bear the proxy preparation and solicitation costs of the Mergers and the other expenses of the Mergers, except that each NAIF Fund and the corresponding Acquiring Fund shall bear its respective registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by them in connection with the applicable Merger, including any costs and expenses incurred in connection with any liquidation of assets contemplated by the Merger (which are expected to be minimal).

5. U.S. Federal Income Tax Consequences

As a condition to the NAIF Funds’ obligation to consummate the Mergers, each NAIF Fund will receive an opinion from Ropes & Gray LLP, counsel to the Allianz Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

(i) the acquisition by the Acquiring Fund of the corresponding NAIF Fund’s assets solely in exchange for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the NAIF Fund’s liabilities followed by the distribution by the NAIF Fund to its shareholders of shares of the Acquiring Fund in complete liquidation of the NAIF Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Funds will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets transferred to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the corresponding NAIF Fund, pursuant to the Agreement;

(iii) under Section 362(b) of the Code, each Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the corresponding NAIF Fund will be the same as the NAIF Fund’s tax basis in such assets immediately prior to such exchange;

(iv) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets it receives from the NAIF Fund will include the NAIF Fund’s holding periods in such assets;

(v) under Section 361 of the Code, no gain or loss will be recognized by the NAIF Fund upon the transfer of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption by the Acquiring Fund of the NAIF Fund’s liabilities, or upon the distribution of the Merger Shares by the NAIF Fund to its shareholders in liquidation;

(vi) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the NAIF Fund upon the exchange of their shares of the NAIF Fund for Merger Shares;

(vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that a shareholder of the NAIF Fund receives in exchange for his or her NAIF Fund shares will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor;

(viii) under Section 1223(1) of the Code, a NAIF Fund shareholder’s holding period for the Merger Shares received pursuant to the applicable Agreement will be determined by including the shareholder’s holding period for the NAIF Fund shares exchanged therefor, provided that the shareholder held such NAIF Fund shares as capital assets; and

(ix) the Acquiring Fund will succeed to and take into account the items of the NAIF Fund described in Section 381(c) of the Code, subject, if applicable, to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray will express no view with respect to the effect of any Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or (ii) upon the termination or transfer thereof without reference to whether such termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by officers of the NAIF Trust and the Allianz Trust and will also be based on customary assumptions and may be subject to certain qualifications. Each opinion will also state that there is no guarantee that the tax consequences of each Merger will be as described above.

The Allianz Trust will file the tax opinions with the SEC shortly after the completion of the proposed Mergers. This summary of the U.S. federal income tax consequences of the proposed Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed Mergers, including the applicability and effect of state, local or non-U.S. tax laws.

6. Differences between the rights of Acquiring Fund shareholders and NAIF Fund shareholders.

Certain differences between the NAIF Trust’s Amended and Restated Declaration of Trust, as amended (the “NAIF Declaration”) and the NAIF Trust’s Amended Bylaws (the “NAIF Bylaws”), on the one hand, and the Allianz Trust’s Fifth Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration”) and the Allianz Trust’s Fifth Amended and Restated Bylaws (the “Allianz Trust Bylaws”), on the other, as relating to shareholder voting rights, are summarized below:

Shareholder Voting Requirements—Generally.    Under the Delaware Statutory Trust Act (the “Delaware Act”) and the NAIF Declaration and NAIF Bylaws, shareholder voting rights with respect to the NAIF Trust are limited to only (i) the election of Trustees, (ii) the approval of investment advisory contracts, (iii) the termination of the NAIF Trust, (iv) the approval of any merger, consolidation or sale of assets of the NAIF Trust, or of any series or class thereof, (v) certain matters surrounding the incorporation of the NAIF Trust and (vi) such additional matters relating to the NAIF Trust as may be required by the 1940 Act, the Delaware Act or any other applicable law, and as and when the Trustees may consider necessary or desirable. The Allianz Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the Allianz Bylaws. The Allianz Bylaws in turn provide details regarding the matters on which shareholders are entitled to vote, the size of the vote required for approval of each matter and the circumstances in which shareholders may call and hold meetings. Under the Allianz Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders, (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act, (iii) with respect to the termination of the Allianz Trust or any series or class of shares (unless termination is effected by written notice from the Trustees), (iv) with respect to amendments to the Allianz Declaration which may adversely affect the rights of shareholders, (v) to the same extent as the shareholders of a Massachusetts business corporation, with respect to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Allianz Trust or its shareholders and (vi) with respect to such additional matters relating to the Allianz Trust as may be required by law, the Allianz Declaration, the Allianz Bylaws or any registration of the Allianz Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Both the NAIF Bylaws and the Allianz Bylaws may be amended by the Trustees without shareholder consent.

The NAIF Declaration provides that the shareholders of all series and all classes shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of the shareholders of all series and all classes thereof voting together; and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the one or more affected series or class shall be entitled to vote, and each such series or class shall vote as a separate class. Under the NAIF Declaration, shareholders of one-third of the shares of the NAIF Trust (or class or series thereof) constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law. If a quorum is present at a meeting, an affirmative vote by the shareholders holding more than 50% of the shares of the NAIF Trust (or class or series thereof) constitutes the action of the shareholders, unless otherwise required by the 1940 Act or other applicable law. The NAIF Declaration provides that no amendment may be made thereto which would change any rights with respect to any shareholder’s interest in the NAIF Trust by reducing the amount payable thereon upon liquidation, by repealing the limitations on personal liability of any shareholder or trustee, or by diminishing or eliminating any voting rights pertaining thereto, except pursuant to a written certification signed by a majority of the Trustees when authorized to do so by the vote of shareholders holding a majority of the shares (as defined in the 1940 Act) of the NAIF Trust.

Under the Allianz Bylaws, on any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series, except when required by law, shares will be voted in the aggregate and not by individual series, or when the Trustees determine that only one or more particular series is affected by a matter under consideration, in which case only affected series vote. The Allianz Bylaws provide that (i) shareholder action, including the election of Trustees, is generally taken by a plurality of votes cast, and (ii) a quorum consists of 30% of the shares entitled to vote. The Allianz Trust Declaration provides that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the Allianz Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Allianz Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. Both the Allianz Bylaws and the NAIF Declaration allow for action by written consent of shareholders.

Shareholder Voting Requirements—Extraordinary Actions.    Under the Delaware Act, unless otherwise provided for in the governing instrument, a Delaware statutory trust cannot terminate, amend its charter, merge or consolidate unless approved by the affirmative vote of the trustees and beneficial owners of the statutory trust.

The NAIF Declaration requires the approval of a majority of the Trustees and either (i) an affirmative vote by the shareholders holding (a) more than 67% of the shares of the NAIF Trust (or class or series thereof) present or represented at a shareholders’ meeting, provided that shareholders holding more than 50% of the shares of the NAIF Trust are present or represented by proxy at that meeting, or (b) more than 50% of the shares of the NAIF Trust (or class or series thereof), or (ii) in writing without a meeting, consented to by the shareholders of not less than 50% of the shares of the NAIF Trust (or class or series thereof) in order to effect a merger or consolidation or sale of all or substantially all of the assets of the NAIF Trust, or any series or class thereof, as the case may be. The NAIF Declaration provides that the NAIF Trust may be terminated (i) by the affirmative vote of shareholders holding two-thirds of the shares in the Nicholas-Applegate Trust, (ii) by a written certification signed by the majority of the Trustees and consented to by shareholders holding two-thirds of the shares in the NAIF Trust or (iii) by the Trustees upon written notice to the shareholders. The NAIF Declaration provides that it may be amended, except as discussed above under “Shareholder Voting Requirements—Generally,” by the written consent or vote of a majority of the Trustees.

Neither the Allianz Declaration nor the Allianz Bylaws require any shareholder vote to approve extraordinary actions of the Allianz Trust. However, under the Allianz Bylaws, shareholders would be entitled to vote on such matters if the Allianz Trust’s Trustees deem a shareholder vote to be necessary or desirable. There can be no assurance that the Allianz Trust’s Trustees would reach a conclusion that it would be necessary or desirable for shareholders to approve or disapprove a merger where a series of the Allianz Trust was not the survivor in the future or that they would do so in all cases.

It is not expected that any of the Trustees of the NAIF Trust, who currently serve as the Trustees of the NAIF Funds, will serve on the Board of Trustees of the Allianz Trust. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the applicable assets subsequent to the Mergers.

For a discussion of the principal differences between the between the legal structures of the NAIF Trust and the Allianz Trust, please see Appendix F (“Comparison of Legal Structures and Organizational Documents”).

7. Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis the capitalization of each NAIF Fund and Acquiring Fund as of June 30, 2009, and for each Acquiring Fund on a pro forma combined basis, giving effect to the applicable proposed Merger as of that date:

	Amounts in thousands, except per share amounts
Dollar Figures in 000s	Nicholas-Applegate Emerging Markets Opportunities Fund	Allianz NACM Emerging Markets Opportunities Fund	Pro Forma Adjustment	Allianz NACM Emerging Markets Opportunities Fund Pro Forma Combined[1]
Net Assets
Class I	$11,255	N/A	$(11,255)	N/A
Class II	$27,246	N/A	$(27,246)	N/A
Institutional Class	N/A	$18,152	$38,501	$56,653

Net Asset Value per Share
Class I	$6.87	N/A		N/A
Class II	$6.91	N/A		N/A
Institutional Class	N/A	$17.41		$17.41

	Amounts in thousands, except per share amounts
Dollar Figures in 000s	Nicholas-Applegate Emerging Markets Opportunities Fund	Allianz NACM Emerging Markets Opportunities Fund	Pro Forma Adjustment	Allianz NACM Emerging Markets Opportunities Fund Pro Forma Combined[1]
Shares Outstanding
Class I	1,638	N/A	(1,638)[2]	N/A
Class II	3,942	N/A	(3,942)[2]	N/A
Institutional Class	N/A	1,043	2,211 [2]	3,254

	Amounts in thousands, except per share amounts
	Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund	Pro Forma Adjustment	Allianz NACM Global Fund Pro Forma Combined[1]
Net Assets
Class I	$17,142	N/A	$(17,142)	N/A
Class II	$3,498	N/A	$(3,498)	N/A
Institutional Class	N/A	$16	$20,640	$20,656

Net Asset Value per Share
Class I	$0.38	N/A		N/A
Class II	$0.59	N/A		N/A
Institutional Class	N/A	$12.08		$12.08

Shares Outstanding
Class I	45,520	N/A	(45,520)[2]	N/A
Class II	5,890	N/A	(5,890)[2]	N/A
Institutional Class	N/A	1	1,709 [2]	1,710

	Amounts in thousands, except per share amounts
	Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund	Pro Forma Adjustment	Allianz NACM Growth Fund Pro Forma Combined[1]
Net Assets
Class I	$868	N/A	$(868)	N/A
Class R	$3,856	N/A	$(3,856)	N/A
Institutional Class	N/A	$18,595	$4,724	$23,319

Net Asset Value per Share
Class I	$14.23	N/A		N/A
Class R	$13.90	N/A		N/A
Institutional Class	N/A	$10.29		$10.29

Shares Outstanding
Class I	61	N/A	(61)[2]	N/A
Class R	277	N/A	(277)[2]	N/A
Institutional Class	N/A	1,806	460 [2]	2,266

1	The pro forma information assumes each Merger was consummated on June 30, 2009, and is for informational purposes only. No assurance can be given as to how many shares of each Acquiring Fund will be received by the shareholders of the corresponding NAIF Fund on the actual date of the applicable Merger, and the foregoing should not be relied upon to predict the number of shares of the Acquiring Fund that actually will be received on or after such date.

2	Because the Net Asset Value per Share for each class of NAIF Fund shares is different from that of Institutional Class shares of the Acquiring Fund, the net assets attributable to the NAIF Fund correspond to a different number of shares of the Acquiring Fund than of the NAIF Fund.

D. INFORMATION ABOUT THE NAIF FUNDS AND THE ACQUIRING FUNDS

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a NAIF Fund or an Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Financial Highlights

Financial Highlights for the NAIF Funds and the Acquiring Funds are included in Appendix E.

Other Information

Additional information applicable to each NAIF Fund is incorporated by reference from the NAIF Fund Prospectus (File No. 333-71469). Additional information applicable to each NAIF Fund can also be found in the statement of additional information relating to the NAIF Fund, dated August 1, 2009.

Additional information applicable to each Acquiring Fund is included in Appendix B (“Investment Objective, Principal Investment Strategies, and Principal Investments of the Acquiring Funds and Related Principal Risks”), Appendix C (“Comparison of Fundamental Investment Restrictions”), Appendix D (“Additional Information About the Funds”) and Appendix F (“Comparison of Legal Structure and Organizational Documents”). Additional information applicable to each Acquiring Fund can also be found in the Merger SAI, dated February 16, 2010.

E. VOTING INFORMATION

Required Vote for the Proposals

As noted in the questions and answers under Section A.14 above, approval of each Merger requires the approval of the holders of a majority of the outstanding voting securities of the applicable NAIF Fund in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the NAIF Fund present at the Meeting if more than 50% of the outstanding voting securities of the NAIF Fund are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of the NAIF Fund. No vote of shareholders of any Acquiring Fund is needed to approve a Merger.

Record Date; Quorum, Adjournments and Methods of Tabulation

Shareholders of each NAIF Fund as of January 15, 2010, the Record Date, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of one-third of the shares of a NAIF Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the NAIF Fund at the Meeting. However, pursuant to the approval requirements specified in the 1940 Act and set forth above under “Required Vote for the Proposal,” in order for each Merger to be approved, more than 50% of the applicable NAIF Fund’s shares must be present at the meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation that is received by the Secretary of the NAIF Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the NAIF Trust as tellers for the Meeting. Tellers will count the total number of votes cast “for” approval of each Merger proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because these shares will be counted as present, but not as voting in favor of the proposal, these shares will have the same effect as if they cast votes against the proposal.

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the NAIF Trust, and officers and employees of NACM, its affiliates and other representatives and agents of the NAIF Trust and representatives of broker-dealers and other financial intermediaries. The NAIF Trust does not expect to retain a third-party solicitor in connection with seeking shareholder approval for the Mergers. Instead NACM intends to solicit shareholder approval in its capacity as administrator to the NAIF Funds. Any costs of the Meeting will be borne by Allianz Global Fund Management, NACM or their affiliates and not by the NAIF Funds or the Acquiring Funds.

Adjournments.    In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes in favor of the proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal and will not vote any proxies that direct them to abstain from voting on the proposal.

The costs of any additional solicitation and of any adjourned session will be borne by Allianz Global Fund Management or its affiliates. A proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Electronic Voting.    In addition to voting by mail, Fund shareholders may also give their voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting.    Fund shareholders may give voting instructions over the telephone by calling 1-800-551-8043. A representative of NACM will answer shareholder calls. When receiving shareholder instructions by telephone, the representative will ask the shareholder for certain identifying information. If the information provided matches the information provided to NACM by the NAIF Trust, then the representative will explain the proxy process. A solicitor is not permitted to recommend to shareholders how to vote, other than to read any recommendation included in the proxy statement. The solicitor will record shareholder instructions and transmit them to the official tabulator.

As the Meeting date approaches, shareholders may receive a call from a representative of NACM if the NAIF Trust has not yet received their vote. The representative may ask shareholders for authority, by telephone or by electronically transmitted instructions, to permit the solicitor to sign a proxy on their behalf. The solicitor will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the NAIF Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile.    If shareholders wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, shareholders can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or they can attend the Meeting in person.

The table below shows the number of issued and outstanding voting shares of each NAIF Fund as of January 15, 2010.

Fund and Class of Fund Shares	Number of Shares Outstanding and Entitled to Vote
Nicholas-Applegate Emerging Markets Fund
Class I	1,634,823.928
Class II	2,965,595.444

Nicholas-Applegate Global Select Fund
Class I	2,144,703.410
Class II	347,666.382

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund
Class I	59,865.540
Class R	290,901.237

As of January 15, 2010, to the best knowledge of the NAIF Funds and the Acquiring Funds, the following persons owned of record or beneficially 5% or more of the outstanding shares of a NAIF Fund or an Acquiring Fund:

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger
Nicholas-Applegate Global Select Fund

*CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104-4122	I	675,316.585	31.49%	25.02%

MUTUAL TRUST PTY LTC ACF PINNACLE SUPERANNUATION FUND 360 COLLINS ST MELBOURNE VIC 3000 AUSTRALIA 010	I	441,545.228	20.59%	16.36%

NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK, NY 10281-1003	I	184,512.065	8.60%	6.84%

*M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98668	II	328,960.144	94.62%	19.36%

Nicholas-Applegate U.S. Systematic Large Cap Growth Fund

*MARNA C WHITTINGTON 2959 BARLEY MILL RD YORKLYN, DE 19736	I	16,657.754	27.83%	0.90%

SARAH I WHITTINGTON 2959 BARLEY MILL RD YORKLYN, DE 19736	I	5,025.182	8.39%	0.27%

CAROL A RASKIN 200 CENTRAL PARK S 31B NEW YORK, NY 10019-1448	I	4,294.949	7.17%	0.23%

MIRAL KIM-E CUST FBO ADAM VALEIRAS 7650 EXCHANGE PL LA JOLLA, CA 92037	I	3,313.488	5.53%	0.18%

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger
SUSAN Y SULLIVAN ROGER D SULLIVAN 17 ROCKHALL LN ROCKY POINT, NY 11778-9307	I	3,185.048	5.32%	0.17%

*MAC & CO MUTUAL FUND OPERATIONS 525 WILLIAM PENN PL PITTSBURGH, PA 15219-1707	R	290,171.211	100.00%	15.24%

Nicholas-Applegate Emerging Markets Fund

*CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104-4122	I	1,152,855.204	70.40%	23.02%

CALIFORNIA STATE UNIVERSITY FRESNO FDTN 4910 N CHESTNUT AVE FRESNO, CA 93726	I	348,100.480	21.26%	4.69%

LAWRENCE S SPEIDELL 2321 KING ARTHUR CT LA JOLLA, CA 92037-5740	I	85,738.406	5.24%	1.15%

*MAC & CO A/C ND1F2001012 PO BOX 3198 525 WILLIAM PENN PL PITTSBURGH, PA 15230	II	1,441,643.223	48.64%	19.53%

*AGI SOLUTIONS CORE ALLOCATION FUND ALLIANZ FUNDS MULTI- STRATEGY TRUST 600 W BROADWAY 34TH FL SAN DIEGO, CA 92101	II	1,082,383.373	36.52%	14.67%

M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98668	II	219,113.770	7.39%	2.97%

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger

Allianz NACM Global Fund

*ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH, CA 92660-4046	Institutional	682.892	51.38%	0.04%

*VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN, PA 19355-2331	Institutional	646.211	48.62%	0.04%

Allianz NACM Growth Fund

STATE STREET BANK & TRUST AS CUST FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST CORE EQUITY ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY, MO 64105-1307	Institutional	440,804.760	21.11%	17.23%

STATE STREET BANK & TRUST AS CUST SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 9-13 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY, MO 64105-1307	Institutional	428,676.233	20.53%	16.76%

STATE STREET BANK & TRUST AS CUSTODIAN FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 5-8 YRS ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY, MO 64105-1307	Institutional	353,010.614	16.91%	13.80%

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger

ALLIANZ FUNDS MULTI- STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN: STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO, CA 92101-3311	Institutional	339,348.829	16.25%	13.27%

STATE STREET BANK & TRUST AS CUST FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 14-18 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY, MO 64105-1307	Institutional	269,524.713	12.91%	10.54%

STATE STREET BANK & TRUST AS CUST FOR SOUTH DAKOTA HIGHER EDUCATION SAVINGS TRUST 0-4 YRS ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY, MO 64105-1307	Institutional	130,040.300	6.23%	5.08%

Allianz NACM Emerging Markets Opportunities Fund

*NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK, NY 10281-1003	Institutional	423,182.637	37.63%	14.23%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	Institutional	223,083.662	19.84%	23.02%

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger

AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT P O BOX 2226 OMAHA, NE 68103-2226	Institutional	123,319.985	10.97%	4.15%

MORGRIDGE FAMILY TRUST 107 MAPACHE DR PORTOLA VALLY, CA 94028-7315	Institutional	106,470.317	9.47%	3.58%

SATTAR MALEK PO BOX 53714 SAN JOSE, CA 95153-0714	Institutional	75,328.940	6.70%	2.53%

MITRA & CO NJ C/O MARSHALL ILSLEY TRUST CO ATTN MUTUAL FUNDS 11270 W PARK PL STE 400 MILWAUKEE, WI 53224-3638	Institutional	65,912.028	5.86%	2.22%

*	Owned more than 25% of outstanding shares, and therefore may be presumed to exercise “control,” as that term is defined in the 1940 Act.

As of January 15, 2010, the officers and Trustees of the NAIF Trust as a group and of the Allianz Trust as a group owned less than 1% of the outstanding shares of each NAIF Fund and each Acquiring Fund, respectively, both beneficially and of record.

The votes of the shareholders of the Acquiring Funds are not being solicited because their approval or consent is not necessary for this transaction.

Shareholder Proposals at Future Meetings

The NAIF Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the NAIF Trust must be received by the NAIF Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Nicholas-Applegate Institutional Funds, 600 West Broadway, 29th Floor, San Diego, California 92101.

Other Matters

The NAIF Funds are not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [—] , 2009, by and between Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the “Acquired Fund Trust”) established under the Amended and Restated Agreement and Declaration of Trust dated April 22, 1999, as amended (the “Acquired Fund Trust Declaration of Trust”), on behalf of its series the Nicholas-Applegate [                    ] Fund (the “Acquired Fund”), and Allianz Funds, a Massachusetts business trust (the “Acquiring Fund Trust” and, together with the Acquired Fund Trust, the “Trusts”) established under the Fifth Amended and Restated Agreement and Declaration of Trust dated July 16, 2007 (the “Acquiring Fund Trust Declaration of Trust”), on behalf of its Allianz [                    ] Fund (the “Acquiring Fund”).

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the Class I shares, Class II shares [and Class R shares] of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to such Class I shares, Class II shares [and Class R shares] of the Acquired Fund on such date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class I, Class II [and Class R] shareholders of record as of the Exchange Date, the full and fractional Merger Shares; each shareholder being entitled to receive that proportion of such Merger Shares which the aggregate net asset value of Class I, Class II, [and/or Class R] shares of beneficial interest of the Acquired Fund held by such shareholder bears to the aggregate net asset value of all Class I, Class II [and Class R] shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in Treasury will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Acquired Fund Trust Declaration of Trust, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund.    The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund Trust, on behalf of the Acquired Fund, that:

a. The Acquiring Fund is a duly established and designated series of shares of the Acquiring Fund Trust, an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust or the Acquiring Fund. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Acquiring Fund Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended June 30, 2009, audited by PricewaterhouseCoopers LLP, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the semi-annual period ended December 31, 2009, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquiring Fund, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), previously furnished to the Acquired Fund, did not as of its date and does not contain as of the date hereof, with respect to the Acquiring Fund Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust (with respect to the Acquiring Fund), which assert liability on the part of the Acquiring Fund Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of December 31, 2009, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2009, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund (i) will have timely filed all federal and other tax returns and reports which are required to have been filed by the Acquiring Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received; (ii) will have adequately provided for all tax liabilities on its books, and will not have had any tax deficiency or liability asserted against it or question with respect thereto raised; and (iii) will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement (as defined in Section 1(o)), the Acquired Fund Proxy Statement (as defined in Section (1)(o)), the Acquiring Fund Prospectus or the registration statement on Form N-1A of the Acquiring Fund Trust.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund has met in respect of each taxable year since the commencement of operations, and will meet at all times and through the Exchange Date, the requirements for qualification and treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund, and no shareholder of the Acquiring Fund Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund. Neither the Acquiring Fund Trust nor the Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in the Acquiring Fund Trust’s currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The registration statement filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder (the “Registration Statement”), and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund Trust, and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund Trust and the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The Acquiring Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund.    The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund Trust, on behalf of the Acquiring Fund, that:

a. The Acquired Fund is a duly established and designated series of shares of the Acquired Fund Trust, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or the Acquired Fund. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The Acquired Fund Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended March 31, 2009, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the semi-annual period ended September 30, 2009, audited by PricewaterhouseCoopers LLP, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquired Fund each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquired Fund Prospectus”) previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Acquired Fund Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 2 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund Trust or the Acquired Fund. The Acquired Fund Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement, the Acquired Fund Proxy Statement, the Acquired Fund Prospectus or the registration statement on Form N-1A of the Acquired Fund Trust.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of September 30, 2009, referred to in Section 2(c) hereof, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2009, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund (i) will have timely filed all federal and other tax returns and reports which are required to have been filed by the Acquired Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received; (ii) will have adequately provided for all tax liabilities on its books, and will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (iii) will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the Acquired Fund Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of September 30, 2009, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund has met in respect of each taxable year since the commencement of operations, and will meet at all times and through the Exchange Date, the requirements for qualification and treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

m. To the best of its knowledge, (i) all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws and (ii) as of the date hereof and on the Exchange Date, the only classes of shares of the Acquired Fund issued and outstanding will be Class I, Class II [and Class R] shares.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Acquired Fund Prospectus, non-assessable by the Acquired Fund Trust or the Acquired Fund. Neither the Acquired Fund Trust nor the Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except for any conversion rights set forth in the Acquired Fund Trust’s currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, the Registration Statement and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The Acquired Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

r. The Acquired Fund Trust shall fully cooperate with the Acquiring Fund Trust in connection with the preparation and filing of tax returns of the Acquired Fund or the Acquiring Fund for (i) tax periods ending prior to the Exchange Date for which the return is not yet due as of the Exchange Date, and (ii) tax periods including the Exchange Date. The Acquired Fund Trust shall provide such cooperation, which shall include providing reasonable access to its records, at the request of the Acquiring Fund Trust and without any additional consideration therefor, until such returns have been filed and accepted.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(i) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class I, Class II [and Class R] shares of the Acquired Fund.

b. The Acquired Fund Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, as of 9:00 a.m. Eastern time on

[                    ], 2010 or at such other location, time and date agreed to by the Acquiring Fund Trust and the Acquired Fund Trust, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on [                    ], 2010 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund Trust and the Acquired Fund Trust; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities.    Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class I shares, Class II shares [and Class R] shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares, Class II shares [and Class R] shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 5.

a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class I shares, Class II shares [and Class R] shares of the Acquired Fund and the value of the liabilities attributable to the Class I shares, Class II shares [and Class R] shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities attributable to the Class I shares, Class II shares [and Class R] shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Merger Shares have been credited to open accounts in the names of Acquired Fund shareholders as provided in this Section 5.

g. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meeting of Shareholders; Dissolution.

a. The Acquired Fund Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission.

c. The Acquired Fund Trust agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Acquired Fund Trust Declaration of Trust, in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations.    The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 2009, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Acquired Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and each of the Acquired Fund Trust and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, other than as disclosed on Schedule 2 to this Agreement, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. The Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Acquired Fund Trust, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund Trust is a Delaware statutory trust duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Acquired Fund Trust and has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquired Fund Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the Acquired Fund Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund Trust Declaration of Trust or Amended and Restated Bylaws (the “Acquired Fund Trust Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Acquired Fund Trust, including certificates with respect to investment restrictions contained in the Acquired Fund Trust Declaration of Trust, Acquired Fund Trust Bylaws or then-current prospectuses or statement of additional information.

e. The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund Trust, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, generally for U.S. federal income tax purposes except as noted below: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) under Section 362(b) of the Code, the tax basis in the hands of the Acquiring Fund of the Assets will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) under Section 1223(2) of the Code, the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund; (v) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation; (vi) under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Merger Shares; (vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that an Acquired Fund shareholder receives in exchange for Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; (viii) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) upon the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may be based upon certain factual representations made by the officers of the Acquired Fund and the Acquiring Fund and customary assumptions and may be subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

f. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the

Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Trust Declaration of Trust or Amended and Restated Bylaws (the “Acquiring Fund Trust Bylaws”), or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Exchange Date.

g. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

h. All actions taken by the Acquired Fund Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund all of its investment company taxable income (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, in each case for both current (which will end on the Exchange Date) and immediately preceding taxable years.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Acquired Fund Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request, and a copy of the tax books and records of Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by the Acquiring Fund after the Exchange Date.

k. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

o. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations.    The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Acquiring Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since December 31, 2009, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Acquiring Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Acquiring Fund Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in the Acquiring Fund Trust Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund Trust or the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Acquiring Fund Trust and has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquiring Fund Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust Declaration of Trust or Acquiring Fund Trust Bylaws; (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Acquiring Fund Trust, including certificates with respect to investment restrictions contained in the Acquiring Fund Trust Declaration of Trust, Acquiring Fund Trust Bylaws or then-current prospectuses or statement of additional information.

f. The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(e)), dated the Exchange Date, and reasonably satisfactory to the Acquired Fund. The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is based upon certain factual representations made by officers of the Acquired Fund and the Acquiring Fund and customary assumptions and is subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. The Registration Statement shall be effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquiring Fund Trust, threatened by the Commission.

h. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

i. All actions taken by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Kirkpatrick & Lockhart Preston Gates Ellis LLP.

j. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

k. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

l. Allianz Global Fund Management has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees and expenses.

m. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Acquiring Fund Trust and the trustees and officers of the Acquiring Fund Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment, or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund Trust on behalf of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Acquired Fund Trust and the trustees and officers of the Acquired Fund Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund Trust or the Acquiring Fund contained in this Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc.    Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Acquired Fund Trust or the Acquiring Fund Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.    The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of each Trust on behalf of each Fund, terminate this Agreement prior to the Exchange Date. This Agreement may be terminated by resolution of the Board of Trustees of the Acquiring Fund Trust or the Board of Trustees of the Acquired Fund Trust at any time on or prior to the Exchange Date, if the other party shall have breached any material provision of this Agreement or any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the Agreement. If the transactions contemplated by this Agreement have not been substantially completed by [September 30, 2010], this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Further Covenants.    Each of the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, further agrees to the following:

a. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ALLIANZ [                    ] FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

b. Unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Acquired Fund Trust’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

15. Sole Agreement; Governing Law.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment.    This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver.    At any time on or prior to the Exchange Date, each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by courier or certified mail addressed to the Acquired Fund Trust at 600 West Broadway, Suite 3200, San Diego, CA 92101 (fax: 619-687-8138) and to the Acquiring Fund Trust at 1345 Avenue of the Americas, New York, NY 10105 (fax: 212-739-4222).

20. Recourse.    All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings.    The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Further Assurances.    Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

24. Declarations of Trust.    A copy of the Acquiring Fund Trust Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Acquiring Fund Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund Trust individually but are binding only upon the assets and property of the Acquiring Fund.

Notice is hereby given that this instrument is executed on behalf of the trustees of the Acquired Fund Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquired Fund Trust individually but are binding only upon the assets and property of the Acquired Fund.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ALLIANZ FUNDS,
on behalf of its Allianz NACM [ ] Fund

By:
Name: E. Blake Moore, Jr.
Title: President

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS,
on behalf of its Nicholas-Applegate [ ] Fund

By:
Name: Deborah A. Wussow-Hammalian
Title: Treasurer

Agreed and accepted as to Section 6 only:
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name: Brian S. Shlissel
Title: Executive Vice President

[Signature Page to Agreement and Plan of Reorganization]

SCHEDULE 1

This Schedule 1 is being furnished by Allianz NACM [                    ] Fund, a series of Allianz Funds (for purposes of this Schedule 1, the “Trust”), to Nicholas-Applegate [                    ] Fund, a series of Nicholas-Applegate Institutional Funds, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [—] (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 1 shall have the same meanings assigned to them in this Agreement.

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management, AGID and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

[Schedule 1 to Agreement and Plan of Reorganization]

It is possible that these matters and/or other developments resulting from these matters could result in increased Trust fund redemptions or other adverse consequences to the funds of the A Trust. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the funds of the Trust or on Allianz Global Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the funds of the Trust.

The foregoing speaks only as of the date of this Agreement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the funds of the Trust or on the ability of Allianz Global Fund Management, any sub-adviser or AGID to perform their respective contracts with respect to the funds of the Trust.

SCHEDULE 2

This Schedule 2 is being furnished by Nicholas-Applegate [                                ] Fund, a series of Nicholas-Applegate Institutional Funds (for purposes of this Schedule 2, the “Trust”), to Allianz NACM [                ] Fund, a series of Allianz Funds, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [—] (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 2 shall have the same meanings assigned to them in this Agreement.

The Nicholas-Applegate Institutional Funds are not subject to any material pending litigation required to be disclosed on this Schedule 2.

The foregoing speaks only as of the date of this Agreement.

[Schedule 2 to Agreement and Plan of Reorganization]

APPENDIX B

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENTS OF THE FUNDS AND RELATED PRINCIPAL RISKS

For information about the investment objective, principal investment strategies and principal investments of the NAIF Funds and related principal risks, please see the Fund Summaries of the applicable NAIF Fund and “Principal Strategies, Risks and Other Information” in the prospectus of the NAIF Funds dated August 1, 2009, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement (File No. 333-71469).

For purposes of the remainder of this Appendix B, references to the “Funds” or a “Fund” mean the Acquiring Funds or an Acquiring Fund (as defined in the Prospectus/Proxy Statement).

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provide more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of each Fund, and of each other series of Allianz Funds, should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” in Appendix D for more information about these limitations.

It is possible to lose money on an investment in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Allianz NACM Emerging Markets Opportunities Fund

Investment Objective: Seeks maximum long-term capital appreciation	Fund Focus: Emerging market stocks	Approximate Primary Capitalization Range: All capitalizations

Fund Category: International Stocks	Approximate Number of Holdings: 100-150	Dividend Frequency: At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an emerging market as defined by MSCI, traded on an exchange in an emerging market as defined by MSCI or if it has exposure to an emerging market as defined by MSCI. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers use a quantitative process to make individual security, industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks.    Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

— Market Risk — Issuer Risk — Equity Securities Risk — Non-U.S. Investment Risk — Emerging Markets Risk	— Smaller Company Risk — Credit Risk — Currency Risk — Derivatives Risk — Focused Investment Risk	— Leveraging Risk — Liquidity Risk — Management Risk — Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Allianz NACM Global Fund

Investment Objective: Seeks maximum long-term capital appreciation	Fund Focus: Equity securities of U.S. and non-U.S. companies	Approximate Primary Capitalization Range: All capitalizations

Fund Category: Global Stocks	Approximate Number of Holdings: 50-100	Dividend Frequency: At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per-share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks.    Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

— Market Risk — Issuer Risk — Equity Securities Risk — Non-U.S. Investment Risk — Emerging Markets Risk	— Smaller Company Risk — Credit Risk — Currency Risk — Derivatives Risk — Focused Investment Risk	— Leveraging Risk — Liquidity Risk — Management Risk — Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Allianz NACM Global Fund

Investment Objective: Seeks long-term capital appreciation	Fund Focus: Growth Equity Securities	Approximate Primary Capitalization Range: Same as the Russell 1000 Growth Index

Fund Category: Growth Stocks	Approximate Number of Holdings: 50-80	Dividend Frequency: At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Growth Index ($342 million as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks.    Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

— Market Risk — Issuer Risk — Equity Securities Risk	— Credit Risk — Focused Investment Risk — Liquidity Risk	— Management Risk — Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” in Appendix D. That section and “Investment Objectives and Policies” in the Allianz SAI also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Credit Risk.    A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk.    Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Derivatives Risk.    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in Appendix D and described in more detail under “Investment Objectives and Policies” in the Trust SAI. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk.    A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk.    Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk.    Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk.    Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk.    Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk.    Each Fund is subject to management risk because it is an actively managed investment portfolio. Allianz Global Fund Management, NACM and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk.    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

Non-U.S. Investment Risk.    A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

Smaller Company Risk.    The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk.    A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds.    In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

APPENDIX C

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

NAIF Funds	Acquiring Funds

1.      (All NAIF Funds) May not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund’s total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

2.      (All NAIF Funds) May not purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

3.      (All NAIF Funds) May not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities.

1. (All Acquiring Funds) May not concentrate more than 25% of the value of its total assets in any one industry.

4. (All NAIF Funds) May not purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

2.      (All Acquiring Funds) May not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

NAIF Funds	Acquiring Funds

5.      (All NAIF Funds) May not make commercial loans of money, except that a Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

3.      (All Acquiring Funds) May not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

6.      (All NAIF Funds) May not borrow money on a secured or unsecured basis, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

4. (All Acquiring Funds) May borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

7.      (All NAIF Funds) May not pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and non-U.S. currency transactions.

5.      (Allianz NACM Growth Fund, Allianz NACM Global Fund) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (4) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

8. (All NAIF Funds) May not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.      (All Acquiring Funds) May not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

9. (All NAIF Funds) May not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

NAIF Funds	Acquiring Funds

10.    (All NAIF Funds) May not purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11. (Nicholas-Applegate U.S. Systematic Large Cap Growth Fund) May not engage in short sales, except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

12.    (All NAIF Funds) May not invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

13.    (All NAIF Funds) May not issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and non-U.S. currency transactions.

7. (All Acquiring Funds) May not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

14.    (All NAIF Funds) May not enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

8.      (All Acquiring Funds) May not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

15.    (Nicholas-Applegate U.S. Systematic Large Cap Growth Fund) May not purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund’s net assets would be hedged; and (iv) not more than 25% of a Fund’s net assets are used as cover for options written by the Fund.

APPENDIX D

ADDITIONAL INFORMATION ABOUT THE FUNDS

For additional information about the NAIF Funds, please see the Prospectus of the NAIF Funds dated August 1, 2009, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement (File No. 333-71469).

For purposes of the remainder of this Appendix D, references to the “Funds” or a “Fund” mean the Acquiring Funds or an Acquiring Fund (as defined in the Prospectus/Proxy Statement).

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of Allianz Funds’ (the “Trust’s”) Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2009, the Adviser and its investment management affiliates had approximately $983.8 billion in assets under management.

The Adviser has retained Nicholas-Applegate Capital Management LLC (“NACM,” “Nicholas-Applegate” or the “Sub-Adviser”) to manage each Fund’s investments. See “Sub-Adviser” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees

Each Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. See “Administrative Fees” below. While each Fund pays a fee under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure as described in more detail below. Allianz Global Fund Management, as the investment manager and administrator, provides both the advisory and administrative services to the Funds. Although provided under separate agreements, together these services are essential to the daily operations of the Funds. The Management Fees shown in the Annual Fund Operating Expenses tables under “A. Overview” in the Prospectus/Proxy Statement reflect the combination of an advisory fee and an administrative fee under these two agreements.

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Advisory Fees.    Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Fund	Advisory Fees
NACM Growth Fund	0.50%
NACM Global Fund	0.70%
NACM Emerging Markets Opportunities Fund	0.90%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreements between Allianz Global Fund Management and NACM is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2008.

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Administrative Fees.    Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional Class shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Institutional Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Institutional Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Administrator generally earns a profit on the administrative fee, although this may not be the case for relatively small Funds. The profit generally increases as Funds grow in asset size. Also, under the terms of the administration agreement, the Administrator, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Institutional Class shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional Class shares):

Allianz Fund	Administrative Fees
NACM Emerging Markets Opportunities Fund	0.40%
NACM Global Fund	0.35%
NACM Growth Fund	0.30%

The total Administrative Fee rate for NACM Emerging Markets Opportunities shall be reduced according to the following schedule, based on the Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The total Administrative Fee rate for NACM Global Fund shall be reduced according to the following schedule, based on the Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The total Administrative Fee rate for NACM Growth Fund shall be reduced according to the following schedule, based on the Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

For the fiscal year ended June 30, 2009, the Funds paid the Administrator monthly administrative fees for the Institutional Class shares at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately, taking into account the effect of breakpoints):

Allianz Fund	Institutional Class
NACM Emerging Markets Opportunities Fund	0.45%
NACM Global Fund	0.35%
NACM Growth Fund	0.25%

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Payments to Service Agents and Financial Service Firms. Allianz Global Investors Distributors LLC (the “Distributor”), the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third-party administrators) for providing sub-transfer agency and other administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm, and any such variations do not alter the amount of Administrative fees paid by the Funds to the Administrator.

For Institutional Class shares that are held through intermediaries, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts to service agents for providing the services described above.

The payments described above may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. If no such payments are made with respect to certain shares (e.g., because they are held directly at the transfer agent without a financial intermediary), there is no corresponding reduction in the amount of administrative fees paid to the Administrator. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Sub-Adviser

Nicholas-Applegate Capital Management LLC (“NACM,” “Nicholas-Applegate” or the “Sub-Adviser”), located at 600 West Broadway, San Diego, CA 94111, has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

The following provides additional information about NACM and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information of the Trust dated November 1, 2009 (the “Trust SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage (under “Management of the Trust—Portfolio Management Agreements—Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest—NACM”).

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nicholas-Applegate Holdings LLC, which, in turn, is wholly owned by AGI Management Partners, which, in turn, is wholly owned by Allianz. Nicholas-Applegate Holdings LLC is the sole member of Nicholas-Applegate. As of September 30, 2009, Nicholas-Applegate had approximately $9.79 billion in assets under management.

The individuals at Nicholas-Applegate listed below have or share primary responsibility for the day-to-day management of the noted Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Emerging Markets Opportunities Fund	Kunal Ghosh	2007	Senior Vice President and Portfolio Manager for the Nicholas-Applegate International Systematic strategies. Prior to joining Nicholas-Applegate in 2006, Mr. Ghosh was a research associate and portfolio manager at Barclays Global Investors from 2003 to 2006. Prior to joining Barclays Global Investors in 2003, Mr. Ghosh spent one year as a quantitative analyst for the Cayuga Hedge Fund and three years as an engineer at Delphi Corporation (formerly Delphi Automotive Systems). He has 4 years of investment experience.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Steven Tael, Ph.D., CFA	2007	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. He has 11 years of investment experience.

NACM Global Fund	Christopher A. Herrera	2006	Mr. Herrera is a Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers. Mr. Herrera earned his M.B.A. from the Haas School of Business at the University of California, Berkeley and graduated cum laude with a B.S. in business administration from the University of Southern California. Mr. Herrera is a Robert Toigo Foundation Fellow and a Consortium for Graduate Study in Management Fellow. He has 12 years of investment industry experience.

	Nelson Shing	2007	Mr. Shing is a Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2003. He also has research responsibilities for the global technology and telecommunications sectors. He was previously an analyst with Pequot Capital Management, Inc.; Morgan Stanley Investment Management, Inc.; C.Blair Asset Management, L.P.; and Credit Suisse First Boston. Mr. Shing earned his B.S. in business administration from the University of California, Berkeley. He is fluent in Mandarin Chinese and has 12 years of investment industry experience.

NACM Growth Fund	James Li, Ph.D., CFA	2006	Senior Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2000, he was an investment officer with Accessor Capital Management and a consultant with Frank Russell Company. He has 12 years of investment industry experience.

	Kunal Ghosh	2009	See above.

Support Services Provided by AGI Management Partners

As noted above, AGI Management Partners, a registered investment adviser, is the direct or indirect parent company of Nicholas-Applegate. AGI Management Partners provides common trade support, risk management, back-office operations and legal/compliance oversight services, as well as other services, for the Sub-Adviser.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the Funds’ sub-adviser and to recommend hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management, AGID and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on Allianz Global Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGID or the Funds’ sub-adviser to perform their respective contracts with respect to the Funds.

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Funds in this Prospectus/Proxy Statement.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares of the Funds offered in this Prospectus/Proxy Statement.

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Arrangements with Service Agents.    Institutional Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Adviser’s investment advisory services or invest in the Funds or in other products sponsored by Adviser and its affiliates.

In addition, the Administrator and/or its affiliates make payments to service agents selected by the Adviser and/or its affiliates for providing certain services with respect to shares of the Funds held through such service agents, out of administrative fees received from the Funds. Additional information about these payments, including the expected amounts thereof, together with a description of the services for which they are made, is included under “Management of the Funds—Administrative Fees.” The actual services provided, and the payments made for such services, may vary from firm to firm. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other services providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Adviser and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

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Payments to Financial Firms.    A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus/Proxy Statement) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

The Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Trust SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How to Buy and Sell Shares

Buying Shares—Institutional Class

Investors may purchase Institutional Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

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Investment Minimums.    The minimum initial investment for shares of the Institutional Class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Trust SAI for details.

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Initial Investment.    Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services—Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Adviser.

•	Additional Investments. An investor may purchase additional Institutional Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information.    Purchases of a Fund’s Institutional Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans.    Institutional Class shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1.	Name.
2.	Date of birth (for individuals).
3.	Residential or business street address.
4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Selling Shares

Redemptions by Mail.    An investor may redeem (sell) Institutional Class shares by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication.    An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus/Proxy Statement. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information.    Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an authorized person, and accompanied by a Medallion signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redemptions in Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Medallion Signature Guarantee

When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

A Medallion signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below. The Trust reserves the right to redeem Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

Exchange Privilege

Except as provided below or in the applicable Funds’ or series’ prospectus(es), an investor may exchange Institutional Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a series of Allianz Funds Multi-Strategy Trust or of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company LLC, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

In the case of Institutional Class shares, an exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413.

Shares of all classes are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Appendix B and “Taxation” in the Trust SAI.

Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Trust SAI.

The Trust and the Adviser each reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

How to Buy and Sell Shares

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation

Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Trust SAI. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares.

Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Trust SAI for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

Taxes on Fund Distributions.    If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that a Fund has capital loss carryforwards from prior taxable years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If that Fund then makes distributions of capital gains in excess of such reduced net capital gains, the amount of the excess will be supported by the Fund’s “current earnings and profits,” and will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Regardless of whether such excess amount is retained or distributed, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Taxes When You Sell (Redeem) or Exchange Your Shares.    Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

A Note on Non-U.S. Investments.    A Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. A Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Backup Withholding.    The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will likely be 28% for amounts paid before January 1, 2011 and is currently scheduled to increase to 31% for amounts paid thereafter.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the section of the Prospectus/Proxy Statement titled “A. Overview” and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” in Appendix B. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus/Proxy Statement does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Trust SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations

Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks—Focused Investment Risk” in Appendix B.

Non-U.S. Securities

The Funds may invest in foreign (non-U.S.) securities. The Funds define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.    The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives

Unless otherwise stated in the description of the Funds’ investment strategies under “A. Overview” or in Appendix B, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the description of the Funds’ investment strategies under “A. Overview” or in Appendix B) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Trust SAI.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Trust SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.    Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.    The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.    Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.    Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.    Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.    Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments

Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this Prospectus/Proxy Statement, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the descriptions of the Funds’ investment strategies under “A. Overview” in the Prospectus/Proxy Statement or in Appendix B, the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Trust SAI describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Adviser does not rely solely on credit ratings, and may develop its own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities

Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.    “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Effective March 16, 2009, the Trust determined to cease participation in a program pursuant to which various Funds regularly lent their portfolio securities. The Trust and individual Funds may determine to lend portfolio securities through other securities lending programs or facilities.

If a Fund engages in securities lending, cash collateral that the Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments

(generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds.

Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. Funds whose portfolio securities are in relatively high demand from borrowers (e.g., small capitalization stocks, international stocks) may engage in securities lending to a greater extent than other Funds.

When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Lending portfolio securities, as with other extensions of credit, exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should borrowers (which typically include broker-dealers and other financial services companies) fail financially or otherwise not return the securities loaned. The investment of cash received as collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

Each Fund may make use of short sales for investment and risk management purposes, including when the Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Derivatives—Leveraging Risk” above and “Summary of Principal Risks—Leveraging Risk” in Appendix B. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on practicable terms and may instead seek all of their short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus/Proxy Statement or in the Trust SAI.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See in Appendix B “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Trust SAI for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Trust SAI for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Emerging Markets Opportunities, NACM Global and NACM Growth Funds had a portfolio turnover rate in excess of 100%. These Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Trust SAI, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Trust SAI. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. The NACM Emerging Markets Opportunities, has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Trust SAI) and will not change such policy as it is stated in the Fund’s Fund Summary in Appendix B unless the Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” in Appendix B and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus/Proxy Statement will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus/Proxy Statement. These securities and techniques may subject the Funds to additional risks. Please see the Trust SAI for additional information about the securities and investment techniques described in this Prospectus/Proxy Statement and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or the Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Additional Performance Information

As noted in the Fund Summaries in Appendix B, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance. The Average Annual Total Returns Table in the section titled “A. Overview” in the Prospectus/Proxy Statement compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Index Descriptions.

The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is an unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index. Performance data presently shown for the index is presented gross of dividend tax withholding for the NAIF Fund (resulting in higher reported performance), and net of dividend tax withholding for the Acquiring Fund (resulting in lower reported performance).

The MSCI Emerging Markets (“EM”) Index is a market capitalization-weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. It is not possible to invest directly in the index. Performance data presently shown for the index is presented gross of dividend tax withholding for the NAIF Fund (resulting in higher reported performance), and net of dividend tax withholding for the Acquiring Fund (resulting in lower reported performance).

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

Lipper Average Descriptions.

The Lipper Emerging Markets Funds Average is a total return performance average of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not take into account sales charges.

The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per- share growth value, compared to the S&P SuperComposite 1500 Index. It does not take into account sales charges.

Share Class Performance.

Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling 1-800-498-5413. As discussed in the Trust SAI, and in this Prospectus/Proxy Statement, a Fund may have had adviser and sub-adviser changes during the periods for which performance is shown, or may have changed its investment objective, policies and/or strategies during such periods. Such a Fund would not necessarily have achieved the results shown under its current investment management arrangements and/or investment objectives, policies and strategies.

The following table sets forth the inception dates of the classes of shares of the Funds. Except as noted below, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Fund. The Allianz NACM Emerging Markets Opportunities Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization as a Funds of the Trust on August 18, 2006. Accordingly, “Inception Date of Fund” for this Fund refers to the inception date of its Nicholas-Applegate predecessor series. For periods prior to the reorganization of the NACM Emerging Markets Opportunities Fund, total return presentation is based on the historical performance of the Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund. Please see “Management of the Trust—Fund Administrator” in the Trust SAI for information about the administrative fee charges, “A. Overview” in the Prospectus/Proxy Statement and “Management of the Funds” in this Appendix D for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
NACM Emerging Markets Opportunities Fund	5/27/04	Institutional	5/27/04
NACM Global Fund	7/19/02	Institutional	7/19/02
NACM Growth Fund	7/19/02	Institutional	7/19/02

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APPENDIX E

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares of each NAIF Fund, as well as Institutional Class Shares of each Acquiring Fund, for the past 5 years (or, if shorter, the period since commencement of operations). Information is presented for the last five fiscal years of each NAIF Fund and Acquiring Fund (or, if shorter, the period since commencement of operations). For each NAIF Fund, information is also presented for the semi-annual fiscal period ending September 30, 2009. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Except as indicated, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the applicable Trust’s annual report to shareholders. The information for the NAIF Funds for the period ended September 1, 2009 is included in the NAIF Funds’ semi-annual reports to shareholders, and is unaudited. The annual and semi-annual reports of the NAIF Funds, and the annual report of the Acquiring Funds, are incorporated by reference into the Merger SAI and are available free of charge upon request from the Distributor.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund
Class I
9/30/09*	$12.86	$0.04	$3.11		$3.15	$—	$—
3/31/09	19.39	0.10	(6.63	)(3)	(6.53)	—	—
3/31/08	19.77	(0.02)	(0.36	)(3)	(0.38)	—	—
3/31/07	17.86	0.02	1.89		1.91	—	—
3/31/06	15.67	0.03	2.16		2.19	—	—
3/31/05	15.06	0.07	0.54		0.61	—	—
Class R
9/30/09*	$12.57	$0.02	$3.04		$3.06	$—	$—
3/31/09	18.99	0.05	(6.47	)(4)	(6.42)	—	—
3/31/08	19.42	(0.07)	(0.36	)(4)	(0.43)	—	—
3/31/07	17.59	(0.02)	1.85		1.83	—	—
3/31/06	15.46	(0.02)	2.15		2.13	—	—
3/31/05	14.90	0.02	0.54		0.56	—	—

*	Unaudited
1	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
2	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
3	Includes litigation proceeds of approximately $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively. The U.S. Emerging Growth Fund received $28,454 from a security litigation settlement for the fiscal year 2007 which is reflected in realized gains. The event had a $0.05 per share impact to the fund.
4	Includes litigation proceeds of approximately $0.09 and $0.04 per share for the U.S. Systematic Large Cap Growth Fund during the fiscal year for 2008 and 2009, respectively.

				Ratios to Average Net Assets(2)
Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Total Expenses	Net Investment Income (Loss)	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment/ Offset	Portfolio Turnover Rate

$—	$16.01	24.49%	$960	1.11%	0.52%	—%	1.11%	1.07%	69%
—	12.86	(33.68)	512	1.16	0.58	—	1.16	1.12	116
—	19.39	(1.92)	791	1.14	(0.10)	—	1.14	1.10	106
—	19.77	10.69	945	1.13	(0.09)	—	1.13	1.05	100
—	17.86	13.98	667	1.67	0.19	(0.53)	1.14	1.04	147
—	15.67	4.05	780	1.66	0.45	(0.54)	1.12	1.00	197

$—	$15.63	24.34%	$4,557	1.36%	0.28%	—%	1.36%	1.32%	69%
—	12.57	(33.81)	3,461	1.46	0.32	—	1.42	1.37	116
—	18.99	(2.21)	5,822	1.39	(0.35)	—	1.39	1.36	106
—	19.42	10.40	6,022	1.38	(0.13)	—	1.38	1.30	100
—	17.59	13.78	6,055	1.86	(0.11)	(0.48)	1.38	1.29	147
—	15.46	3.76	9,318	1.94	0.14	(0.57)	1.37	1.29	197

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(6)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
Nicholas-Applegate Global Select Fund
Class I
9/30/09**	$0.32	$0.00		$0.11		$0.11	$—		$—
3/31/09	12.65	0.02		(5.44	)(1)	(5.42)	(0.04)		(6.87)
3/31/08	18.6	0.11		0.92		1.03	(0.28)		(6.69)
3/31/07	18.96	0.06		1.85		1.91	—		(2.27)
3/31/06	16.09	0.03		3.97		4	(0.03)		(1.10)
3/31/05	15.58	0.06		1.37		1.43	—		(0.92)
Class II
9/30/09**	$0.50	$0.00		$0.18		$0.18	$—		$—
3/31/09	12.92	0.02		(5.55	)(1)	(5.53)	(0.02)		(6.37)
3/31/08	18.61	0.14		6.87		7.01	(0.00	)(2)	(6.69)
3/31/07	18.97	0.08		1.84		1.92	(0.01)		(2.27)
3/31/06	16.09	0.04		3.98		4.02	(0.04)		(1.10)
3/31/05	15.58	0.07		1.36		1.43	—		(0.92)

Nicholas-Applegate Emerging Markets Fund
Class I
9/30/09**	$5.23	$0.07		$2.94		$3.01	$—		$—
3/31/09	13.52	0.13		(7.20)		(7.07)	(0.05)		(1.17)
3/31/08	12.79	0.19		2.80		2.99	(0.10)		(2.16
8/18/06*-3/31/07	10.00	0.02		2.84		2.86	(0.07)		—
Class II
9/30/09**	$5.26	$0.08		$2.95		$3.03	$—		$—
3/31/09	13.54	0.15	(3)	(7.24)		(7.09)	(0.02)		(1.17)
3/31/08	12.78	0.11		2.90		3.01	(0.09)		(2.16)
3/23/07*-3/31/07	12.61	0.00	(2)	0.17		0.17	—		—

*	Commencement of operations
**	Unaudited
1	Includes litigation proceeds of approximately $0.01 per share for the Global Select Fund during the fiscal year ended 2009.
2	Less than one penny per share.
3	For the year ended March 31, 2009 the net investment income per share and the ratio of net investment income (loss) included a non-recurring special cash dividend amounting to $0.04 per share and 0.51% of average net assets, respectively.
4	Inception to date return.
5	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
6	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

				Ratios to Average Net Assets(5)
Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Total Expenses	Net Investment Income (Loss)	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment/ Offset	Portfolio Turnover Rate

$—	$0.43	34.38%	$19,126	1.13%	1.19%	—%	1.13%	1.10%	61%
(6.91)	0.32	(42.26)	14,692	1.17	1.04	—	1.17	0.92	122
(6.98)	12.65	1.34	32,669	1.18	0.60	—	1.18	1.03	80
(2.27)	18.60	10.64	78,550	1.16	(0.35)	—	1.16	1.00	105
(1.13)	18.96	25.76	77,225	1.13	0.16	(0.00)	1.13	0.88	139
(0.92)	16.09	9.27	66,115	1.15	0.41	(0.01)	1.14	0.95	164

$—	$0.68	36.00%	$5,114	1.14%	1.28%	—%	1.14%	1.16%	61%
(6.89)	0.50	(42.91)	2,971	1.13	0.98	—	1.13	0.88	122
(6.69)	12.92	1.40	8,617	1.13	0.67	—	1.13	0.97	80
(2.28)	18.61	10.67	90,871	1.11	0.44	—	1.11	0.95	105
(1.14)	18.97	25.90	100,610	1.08	0.21	—	1.08	0.83	139
(0.92)	16.09	9.27	69,548	1.10	0.44	(0.01)	1.09	0.90	164

$—	$8.24	57.55%	$14,148	1.48%	2.04%	—%	1.48%	1.47%	110%
(1.22)	5.23	(52.61)	8,586	1.40	1.78 (3)	—	1.40	1.27	149
(2.26)	13.52	21.19	2,491	1.45	1.32	—	1.45	1.16	183
(0.07)	12.79	28.65 (4)	94	1.63	(0.23)	—	1.63	1.52	22

$—	$8.29	57.60%	$26,810	1.37%	2.14%	—%	1.37%	1.36%	110%
(1.19)	5.26	(52.61)	18,088	1.29	1.92	—	1.29	1.12	149
(2.25)	13.54	21.18	14,656	1.32	0.70	—	1.32	1.13	183
—	12.78	1.35 (4)	39,081	1.18	1.28	—	1.18	1.18	22

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Allianz NACM Growth Fund
Institutional Class
6/30/09	$14.47	$0.11	$(4.24)	$(4.13)	$(0.05)	$— (b)
6/30/08	15.54	0.07	(0.81)	(0.74)	—	(0.33)
6/30/07	13.12	0.07	2.69	2.76	—	(0.34)
6/30/06	12.89	0.06	1.18	1.24	—	(1.01)
6/30/05	12.04	0.07	1.07	1.14	—	(0.29)

Allianz NACM Global Fund
Institutional Class
6/30/09	$18.54	$0.11	$(6.54)	$(6.43)	$—	$(0.03)
6/30/08	21.11	0.18	(0.81)	(0.63)	—	(1.94)
6/30/07	17.76	0.09	4.28	4.37	—	(1.02)
6/30/06	15.62	(0.03)	2.85	2.82	—	(0.68)
6/30/05	14.34	0.05	1.83	1.88	—	(0.61)

Allianz NACM Emerging Markets Opportunities Fund
Institutional Class
6/30/09	$30.19	$0.53	$(12.61)	$(12.08)	$(0.70)	$—
6/30/08	30.56	0.49	0.65	1.14	(0.05)	(1.50)
6/30/07	19.43	(0.01)	11.63	11.62	(0.03)	(0.46)
4/1/06-6/30/06	20.59	0.07	(1.23)	(1.16)	—	—
3/31/06	12.62	0.28	7.96	8.24	(0.27)	—
5/27/04*-3/31/05	10	0.08	2.55	2.63	(0.01)	—

*	Commencement of operations
+	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.
(d)	Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.

Total Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.05)	$—	(b)	$10.29	(28.50)%	$18,595	0.78%		0.78%		1.04%	138%
(0.33)	—	(b)	14.47	(5.02)	696	0.77		0.77		0.43	105
(0.34)	—	(b)	15.54	21.27	688	0.78		0.78		0.51	168
(1.01)	—	(b)	13.12	9.81	567	0.76	(i)	0.76	(i)	0.43	152
(0.29)	—	(b)	12.89	9.47	1,202	0.80	(g)	0.80	(g)	0.55	274

$(0.03)	$—	(b)	$12.08	(34.64)%	$16	1.07%		1.07%		0.87%	106%
(1.94)	—	(b)	18.54	(3.83)	87	1.06		1.06		0.92	80
(1.02)	—	(b)	21.11	25.26	25	1.06		1.06		0.47	102
(0.68)	—	(b)	17.76	18.29	11	1.06	(h)	1.06	(h)	(0.22)	114
(0.61)	0.01		15.62	13.34	1,120	1.15	(g)	1.15	(g)	0.37	148

$(0.70)	$—	(b)	$17.41	(39.40)%	$18,152	1.47%		1.47%		2.89%	182%
(1.55)	0.04		30.19	3.26	62,336	1.37		1.37		1.51	194
(0.49)	—	(b)	30.56	61.11	59,834	1.61	(f)	1.61	(f)	(0.06)	77
—	—		19.43	(5.63)	21,682	1.55		1.55		1.42	28
(0.27)	—		20.59	65.89	20,725	1.68	(e)	1.68	(e)	1.88	119
(0.01)	—		12.62	26.32	26,517	1.75	(c)+	1.75	(c)+	0.56 +	59 (d)

APPENDIX F

COMPARISON OF LEGAL STRUCTURES AND ORGANIZATIONAL DOCUMENTS

Allianz Funds (the “Allianz Trust”) is an unincorporated voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) subject to the provisions of its Fifth Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration”) and its Fifth Amended and Restated Bylaws (the “Allianz Trust Bylaws”). Nicholas-Applegate Institutional Funds (the “NAIF Trust”) is a Delaware statutory trust organized under and subject to the Delaware Statutory Trust Act (the “Delaware Act”), the provisions of its Amended and Restated Declaration of Trust, as amended (the “NAIF Declaration”) and its Amended Bylaws (the “NAIF Bylaws”). Though the Allianz Declaration is governed by Massachusetts law, the Allianz Declaration is not subject to any substantive Massachusetts statutory legal requirements because it is an unincorporated voluntary association. The provisions of the Allianz Declaration and the Allianz Bylaws differ in some respects from those of the NAIF Declaration and the NAIF Bylaws, as interpreted under the Delaware Act. Shareholders may obtain a copy of the Allianz Declaration and the Allianz Bylaws without charge upon written request to the Allianz Trust. Shareholders should note the following principal differences between the NAIF Declaration and NAIF Bylaws and applicable provisions of the Delaware Act, on the one hand, and the Allianz Declaration and Allianz Bylaws and Massachusetts law, on the other hand:

•

Under the Delaware Act, shareholder liability is limited, while under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust although, as described below, the risk of a shareholder of a Massachusetts business trust incurring financial loss from shareholder liability will be limited to circumstances in which the disclaimer of such liability was inoperative and the trust was unable to meet its obligations. See “Shareholder Liability” below.

•	There are no statutory rights of inspection with respect to the books and records of the Allianz Trust, while such rights exist with respect to the NAIF Trust. See “Rights of Inspection” below.

•

Shareholders of the NAIF Trust generally have the right to vote with respect to the approval of any merger, consolidation or sale of assets of the NAIF Trust or any series thereof, while shareholders of the Allianz Trust have the right to vote on such transactions only if required by law or if the Trustees of the Allianz Trust determine that such a vote would be necessary or desirable. See “C. Information About the Proposed Mergers—6. Differences between the rights of Acquiring Fund shareholders and NAIF Fund shareholders” in the Prospectus/Proxy Statement.

These differences and other differences are described in more detail below.

Certain Provisions of the Delaware Act.

Shareholder Liability.    The Delaware Act provides that the beneficial owners of a statutory trust are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. The NAIF Declaration and the NAIF Bylaws provide for indemnification by each NAIF Fund and hold harmless each shareholder of a NAIF Fund from and against any claim or personal liability to which such shareholder becomes subject solely by reason of being or having been a shareholder of the NAIF Fund. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Allianz Trust. However, the Allianz Declaration disclaims shareholder liability for acts or obligations of the Allianz Trust and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Allianz Trust. Like the NAIF Declaration, the Allianz Declaration provides for indemnification out of Acquiring Fund property for all loss and expense of any shareholder held personally liable for the obligations of an Acquiring Fund as a result of holding shares of the Acquiring Fund. Thus, the risk of a shareholder of an Acquiring Fund incurring financial loss from shareholder liability will be limited to circumstances in which such disclaimer was inoperative and the Acquiring Fund was unable to meet its obligations.

Rights of Inspection.    Under the Delaware Act, each shareholder of the NAIF Trust has the right to inspect the records of the NAIF Trust to the extent provided for in the NAIF Trust’s governing instrument. Under the NAIF Declaration and NAIF Bylaws, holders of the NAIF Trust have the right to inspect the records of the NAIF Trust during normal business hours for any purpose not harmful to the NAIF Trust. Under the Allianz Declaration and Allianz Bylaws, no holder of Allianz Trust shares has a right to inspect any account, book or document of the Allianz Trust except as conferred by law or authorized by the Trustees. As indicated above, the Allianz Declaration is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law; therefore, there are no statutory rights of inspection with respect to the Allianz Trust.

Trustees’ Liability; Indemnification.    The Delaware Act limits the liability of a Delaware statutory trust’s trustees, beneficial shareholders or other person for monetary damages absent provisions to the contrary in the trust’s governing documents. The NAIF Declaration contains no such provision to the contrary. Under the NAIF Declaration and the NAIF Bylaws, no trustee, officer, employee or agent of the NAIF Trust (when acting in such capacity) is subject to any personal liability to any person other than the NAIF Trust or its beneficial holders in connection with the property or the affairs of the NAIF Trust. Furthermore, no trustee, officer, employee or agent of the NAIF Trust is liable to the NAIF Trust or its beneficial shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Delaware Act also permits a Delaware statutory trust to include in its governing instrument a provision indemnifying any trustee, beneficial owner or other person from and against any and all claims. Under the terms of the NAIF Declaration, the NAIF Trust shall indemnify and advance expenses to its current and former trustees, officers, employees or agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which he or she may be involved by reason of being or having been a trustee, officer, employee or agent of the NAIF Trust. However, the NAIF Declaration also provides that such trustee, officer, employee or agent shall not be entitled to indemnification in any matter as to which they have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of their duties. Furthermore, the NAIF Declaration provides that, as to any matter disposed of by compromise payment, no indemnification for payment or other expense shall be provided unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office by a court or other body approving the settlement or other disposition or by a reasonable determination, based on a review of readily available facts, that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees. The NAIF Declaration further provides that any person entitled to indemnification may satisfy that right solely out of trust property. In addition, the NAIF Declaration permits the NAIF Trust to make advance payments in connection with indemnification, provided that the indemnified party shall have given a written undertaking to reimburse the NAIF Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Allianz Declaration provides for indemnification of the Allianz Trust’s Trustees and officers and the advancement of expenses to indemnitees to the maximum extent permitted under the 1940 Act. The Allianz Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person’s action was in or not opposed to the best interest of the Allianz Trust or (b) to be liable to the Allianz Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The SEC has indicated that a registered investment company may advance attorneys’ fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition, either (i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or (iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

Distributions.    The NAIF Trust is not subject to any substantive Delaware statutory legal requirements with respect to dividends or distributions under Delaware law. However, the NAIF Declaration provides that dividends and distributions to shareholders of a particular series or class may be paid on a pro rata basis, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class, with such frequency as the trustees may determine and only from such of the income and capital gains, accrued or realized, from the trust property belonging to that series or allocable to that class after providing for actual and accrued liabilities. Furthermore, such dividends and distributions may be made in cash or in kind, or a combination thereof. The Allianz Declaration contains substantially similar provisions and the Allianz Trust is not subject to any related substantive Massachusetts statutory legal requirements under Massachusetts law.

ALLIANZ FUNDS

Allianz NACM Emerging Markets Opportunities Fund

Allianz NACM Global Fund

Allianz NACM Growth Fund

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

February 16, 2010

This Statement of Additional Information (the “Merger SAI”) relates to the proposed mergers (the “Mergers”) of each series of Nicholas-Applegate Institutional Funds (the “NAIF Trust”) listed below (the “NAIF Funds”) into the corresponding series of Allianz Funds (the “Allianz Trust”) also listed below (the “Acquiring Funds”).

NAIF Fund	Acquiring Fund
Nicholas-Applegate Global Select Fund	Allianz NACM Global Fund
Nicholas-Applegate Emerging Markets Fund	Allianz NACM Emerging Markets Opportunities Fund
Nicholas-Applegate U.S. Systematic Large Cap Growth Fund	Allianz NACM Growth Fund

This Merger SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated February 16, 2010 (the “Prospectus/Proxy Statement”) relating to the Mergers. This Merger SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Allianz Global Investors Distributors at 1345 Avenue of the Americas, New York, NY 10105 or by calling 1-800-498-5413.

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I. Additional Information About the Acquiring Funds

This Merger SAI is accompanied by the Statement of Additional Information of the Trust dated November 1, 2009 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference (File No. 33-36528).

A. Trustee Securities Ownership

For each Trustee of the Allianz Trust, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Acquiring Funds, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Allianz Trust’s family of investment companies. The table discloses such Trustee holdings information as of December 31, 2009. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees Compensation” in the Trust SAI.

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee (as of 12/31/09)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of 12/31/09)
Theodore J. Coburn		Over $100,000
Allianz NACM Emerging Markets Opportunities Fund	None
Allianz NACM Global Fund	$10,001 - $50,000
Allianz NACM Growth Fund	$10,001 - $50,000
F. Ford Drummond		Over $100,000
Allianz NACM Emerging Markets Opportunities Fund	$10,001 - $50,000
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None
Udo Frank		Over $100,000
Allianz NACM Emerging Markets Opportunities Fund	$10,001 - $50,000
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None
James S. MacLeod		Over $100,000
Allianz NACM Emerging Markets Opportunities Fund	None
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None
John C. Maney		Over $100,000
Allianz NACM Emerging Markets Opportunities Fund	None
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None
Davey S. Scoon		Over $100,000
Allianz NACM Emerging Markets Opportunities Fund	None
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None

2

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee (as of 12/31/09)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of 12/31/09)
Edward E Sheridan		Over $100,000
Allianz NACM Emerging Markets Opportunities Fund	None
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None
W. Bryant Stooks		$50,001 - $100,000
Allianz NACM Emerging Markets Opportunities Fund	None
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None
Gerald M Thorne		Over $100,000
Allianz NACM Emerging Markets Opportunities Fund	None
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None
James W. Zug		$10,001 - $50,000
Allianz NACM Emerging Markets Opportunities Fund	None
Allianz NACM Global Fund	None
Allianz NACM Growth Fund	None

To the Trust’s knowledge, the Independent Trustees (as defined in the Trust SAI) and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Allianz Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Allianz Trust, as of December 31, 2009.

II. Financial Statements

A. Incorporation by Reference

This Merger SAI is accompanied by:

(i)	the Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009;

(ii)	the Annual Report for Class R Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009;

(iii)	the Annual Report for Allianz Funds Domestic Stock Funds for the year ended June 30, 2009;

(iv)	the Annual Report for Allianz Funds International/Sector Stock Funds for the year ended June 30, 2009 (together, the “Annual Reports”);

(v)	the Semi-Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds, including the unaudited Financial Statements therein, for the six months ended September 30, 2009; and

3

(vi)	the Semi-Annual Report for Class R Shares of Nicholas-Applegate Institutional Funds, including the unaudited Financial Statements therein, for the six months ended September 30, 2009 (together, the “Semi-Annual Reports”).

The Annual Reports and Semi-Annual Reports contain historical financial information regarding the NAIF Funds and Acquiring Funds, as applicable. The Annual Reports (including the reports of PricewaterhouseCoopers LLP contained therein) and Semi-Annual Reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference (File Nos. 811-7384 and 811-6161 with respect to NAIF Trust and Allianz Trust shareholder reports, respectively).

B. Unaudited Pro Forma Combining Financial Statements

Unaudited pro forma combining financial statements relating to each Merger, including notes to such pro forma financial statements, are set forth below. Subject to the approval of the applicable Agreement and Plan of Reorganization by shareholders of each NAIF Fund, the NAIF Fund would combine into the corresponding Acquiring Fund in a transaction in which the Acquiring Fund will be the surviving entity. As a result of the proposed transaction, each NAIF Fund will cease to be a separate series of the NAIF Trust and NAIF Fund shareholders will receive in exchange for their shares a number of Institutional Class shares of the corresponding Acquiring Fund (the “Merger Shares”) equal in value at the date of the applicable Merger to the aggregate value of their NAIF Fund shares. The pro forma combined financial statements reflect the combined financial position of each NAIF Fund with the corresponding Acquiring Fund at June 30, 2009 as if the applicable Merger had occurred on July 1, 2008. The statement of assets and liabilities and the related statement of statement of operations of each NAIF Fund and the corresponding Acquiring Fund have been combined as of and for the twelve months ended June 30, 2009. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of each NAIF Fund and Acquiring Fund contained within the Annual Reports and Semi-Annual Reports referred to in the preceding section.

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PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009

Amounts in thousands, except per share amounts	Allianz Emerging Markets Fund	NAIF Emerging Markets Fund	Pro Forma Adjustments		Allianz Emerging Markets Fund Pro Forma combined
Assets:
Investments, at value	$65,880	$38,269			$104,149
Foreign currency, at value	1,153	1,491			2,644
Receivable for investments sold	1,177	1,322			2,499
Dividends and interest receivable (net of foreign taxes)	436	227			663
Receivable for Fund shares sold	427	45			472
Investments in Affiliated Funds-Trustee Deferred Compensation Plan	9				9
Foreign taxes receivable		1			1

Total Assets	69,082	41,355			110,437

Liabilities:
Payable for investments purchased	1,773	1,388			3,161
Payable to custodian for cash overdraft	547	1,417			1,964
Payable for Fund shares redeemed	476				476
Investment advisory fees payable	49	33			82
Administration fees payable	31	13			44
Servicing fees payable	10				10
Deferred Trustee Compensation Plan payable	9				9
Distribution fees payable	8				8
Recoupment payable to Manager	5				5
Other liabilities	150	3			153
Total Liabilities	3,058	2,854			5,912

Net Assets	$66,024	$38,501			$104,525

Net Assets Consist of:
Paid-in-capital	$156,316	$40,718			$197,034
Undistributed net investment income	357	656			1,013
Accumulated net realized loss	(98,727)	(10,288)			(109,015)
Net unrealized appreciation of investments and foreign currency transactions	8,078	7,415			15,493

Net Assets	$66,024	$38,501			$104,525

Net Assets:
Class A	$26,153				$26,153
Class C	13,090				13,090
Class D	7,964				7,964
Class P	665				665
Institutional Class	18,152		$38,501	(a)	56,653
Class I		$11,255	(11,255	)(a)	—
Class II		27,246	(27,246	)(a)	—
Shares Issued and Outstanding:
Class A	1,506				1,506
Class C	765				765
Class D	452				452
Class P	38				38
Institutional Class	1,043		2,211	(a)	3,254
Class I		1,638	(1,638	)(a)	—
Class II		3,942	(3,942	)(a)	—
Net Asset Value and Redemption Price
Per Share (Net Asset Per Share Outstanding)
Class A	$17.37				$17.37
Class C	17.11				17.11
Class D	17.63				17.63
Class P	17.24				17.24
Institutional Class	17.41				17.41
Class I		$6.87			—
Class II		6.91			—
Cost of Investments	$57,654	$30,851			$88,505

Cost of Foreign Currency	$1,152	$1,488			$2,640

(a)	Classes I and II net assets and shares of NAIF Emerging Markets Fund are exchanged for Institutional Class shares of Allianz Emerging Markets Fund. Initial per share values of each class are presumed to equal the Institutional share class of the Allianz Emerging Markets Fund.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the twelve months ended June 30, 2009

Amounts in thousands	Allianz Emerging Markets Fund	NAIF Emerging Markets Fund	Pro Forma Adjustments		Allianz Emerging Markets Fund Pro Forma combined
Investment Income:
Interest	$10	$—			$10
Dividends, net of foreign withholding taxes of $496 and $97, respectively	3,838	826			4,664

Total Income	3,848	826	—		4,674

Expenses:
Investment advisory fees	794	206			1,000
Administration fees	491	80	$(4	)(a)	567
Distribution fees—Class C	102				102
Servicing fees—Class A	74				74
Servicing fees—Class C	34				34
Servicing fees—Class D	49				49
Trustees’ fees	9	5	(2	)(b)	12
Interest expense	78	1			79
Tax expense	1	1			2
Miscellaneous expense	4	6	(4	)(b)	6
Total Expenses	1,636	299	(10)		1,925
Reimbursement from Adviser	—	(10)	(38	)(c)	(48)
Net Expenses	1,636	289	(48)		1,877

Net Investment Income	2,212	537	48		2,797

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(88,332)	(9,586)			(97,918)
Foreign currency transactions	(1,320)	(139)			(1,459)
Net change in unrealized appreciation/depreciation of:
Investments	7,662	6,874			14,536
Foreign currency transactions	25	(18)			7
Net Realized and Change in Unrealized Loss	(81,965)	(2,869)			(84,834)

Net Decrease in Net Assets Resulting from Investment Operations	$(79,753)	$(2,332)	$48		$(82,037)

(a)	the decrease in the Administration fees is due to the reduced rate based on the Allianz Emerging Markets Fund Institutional share class.
(b)	the decrease in the Trustees’ and Miscellaneous fees is due to the elimination of duplicate fees.
(c)	the increase in the Reimbursement from Adviser is due to the Institutional share class imposing an expense cap until March 31, 2011.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

	Allianz Funds: NACM Emerging Markets Opportunities Fund June 30, 2009		Nicholas Applegate Emerging Markets Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
COMMON STOCK
Bermuda
Shanghai Real Estate Ltd. (b)	1,272,000	$161			1,272,000	$161	0.2%

Brazil
Brasil Telecom Part S.A. ADR	3,500	134			3,500	134	0.1%
Centrais Eletricas Brasileiras S.A.	100,000	1,462	7,000	$102	107,000	1,564	1.5%
Cia de Saneamento Basico do Estado de S.A. ADR	5,200	156	3,000	90	8,200	246	0.2%
Itau Unibanco Banco Multiplo S.A. ADR	35,300	559	19,950	316	55,250	875	0.8%
Petroleo Brasileiro S.A. ADR	31,800	1,303	36,500	1,218	68,300	2,521	2.4%
Petroleo Brasileiro S.A. ADR, Class A	63,400	2,115	18,700	766	82,100	2,881	2.8%
Redecard S.A.	13,500	208	7,800	120	21,300	328	0.3%
Tele Norte Leste Participacoes S.A. ADR	46,200	687	18,400	274	64,600	961	0.9%
Tim Participacoes S.A. ADR	8,700	152	4,800	84	13,500	236	0.2%
Vale S.A. ADR	47,500	837	26,800	472	74,300	1,309	1.3%
Vivo Participacoes S.A. ADR	26,300	498	15,400	292	41,700	790	0.8%

		8,111		3,734		11,845	11.3%

Chile
Empresa Nacional de Electricidad S.A. ADR	4,200	209	2,500	124	4,200	209	0.2%
Enersis S.A. ADR	48,000	887	28,200	521	76,200	1,408	1.3%

		1,096		645		1,741	1.7%

China
Bank of China Ltd.	2,861,000	1,355	1,679,000	799	4,540,000	2,154	2.1%
Bank of Communications Co., Ltd.	330,000	367	192,000	215	522,000	582	0.6%
Chaoda Modern Agriculture Holdings, Ltd.	410,000	241	240,000	142	650,000	383	0.4%
China Construction Bank Corp.	1,695,200	1,304	1,021,000	790	2,716,200	2,094	2.0%
China COSCO Holdings Co., Ltd., Class H	132,500	157	76,500	91	209,000	248	0.2%
China Life Insurance Co., Ltd.	250,000	925	147,000	544	397,000	1,469	1.4%
China Petroleum & Chemical Corp., Class H	1,290,000	978	772,000	590	2,062,000	1,568	1.5%
CNOOC, Ltd.	230,000	283	137,000	170	367,000	453	0.4%
Dongfeng Motor Group Co., Ltd.	442,000	373	248,000	211	690,000	584	0.6%
Industrial & Commercial Bank of China	2,856,000	1,982	1,769,300	1,236	4,625,300	3,218	3.1%
Maanshan Iron & Steel (b)	766,000	478	448,000	282	1,214,000	760	0.7%
PetroChina Co., Ltd.	534,000	590	308,000	342	842,000	932	0.9%
Semiconductor Manufacturing International Corp.	6,672,000	336	3,920,000	197	10,592,000	533	0.5%
Sino-Ocean Land Holdings, Ltd.	193,500	221	113,500	130	307,000	351	0.3%
Xingda International Holdings, Ltd.	584,000	188	329,000	107	913,000	295	0.3%
Tencent Holdings Ltd.	70,600	816	40,200	467	110,800	1,283	1.2%
Weiqiao Textile Co.	286,500	148	162,000	84	448,500	232	0.2%
Yanzhou Coal Mining Co., Ltd.	204,000	280	106,000	146	310,000	426	0.4%

		11,022		6,543		17,565	16.8%

Czech Republic
Philip Morris CR AS	1,000	341			1,000	341	0.3%

Egypt
El Ezz Steel Co.	51,520	111	30,687	66	82,207	177	0.2%
Maridive & Oil Services SAE	39,461	150	52,398	199	91,859	349	0.3%

		261		265		526	0.5%

Hong Kong
China Agri-Industries Holdings Ltd.	744,000	462	420,000	262	1,164,000	724	0.7%
China Resources Land, Ltd.	158,000	349	94,000	209	252,000	558	0.5%
China Mobile Ltd.	102,500	1,026	68,500	686	171,000	1,712	1.6%
China Pharmaceutical Group Ltd.	1,244,000	636	706,000	363	1,950,000	999	1.0%
Lai Fung Holdings Ltd.	6,979,000	238	4,071,000	139	11,050,000	377	0.4%
SRE Group Ltd.			670,000	86	670,000	86	0.1%
Minth Group Ltd.	318,000	262	212,000	175	405,500	437	0.4%

		2,973		1,920		4,893	4.7%

Hungary
Magyar Telekom Telecommunications PLC	213,167	630	125,622	369	338,789	999	1.0%

India
3i Infotech Ltd.	174,100	259	120,700	180	294,800	439	0.4%
Allahabad Bank	162,106	263	110,743	180	272,849	443	0.4%
Axis Bank Ltd.	74,317	1,279	49,043	848	123,360	2,127	2.0%
Balrampur Chini Mills Ltd.	76,530	170	44,376	99	120,906	269	0.3%
Bharat Petroleum Corp. Ltd.	18,016	162	11,903	107	29,919	269	0.3%
Birla Corp. Ltd.	27,906	118	19,357	82	47,263	200	0.2%
HDFC Bank Ltd. ADR	2,100	217	1,400	144	3,500	361	0.3%
Hero Honda Motors Ltd.	5,825	170	3,925	114	9,750	284	0.3%
Larsen & Toubro Ltd.	7,555	247	4,381	144	11,936	391	0.4%
Maruti Suzuki India Ltd.	6,275	140	4,229	95	10,504	235	0.2%
Oil & Natural Gas Corp. Ltd.	7,807	173	5,158	115	12,965	288	0.3%

	Allianz Funds: NACM Emerging Markets Opportunities Fund June 30, 2009		Nicholas Applegate Emerging Markets Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Punjab National Bank Ltd.	26,523	375	16,950	240	43,473	615	0.6%
Tata Steel Ltd.	43,925	358	29,574	242	73,499	600	0.6%
Union Bank Of India	49,781	252	28,866	146	49,781	252	0.3%

		4,183		2,736		6,919	6.6%

Indonesia
Astra International Tbk.	193,000	448	113,500	265	306,500	713	0.7%
Bank Central Asia Tbk PT	1,023,500	351	583,000	201	1,606,500	552	0.5%
Perusahaan Gas Negara PT	604,000	185	343,500	106	947,500	291	0.3%
United Tractors Tbk. PT	173,000	168	100,000	97	273,000	265	0.3%

		1,152		669		1,821	1.7%

Israel
Israel Chemicals Ltd.	22,391	220	12,887	128	35,278	348	0.3%
Makhteshim-Agan Industries Ltd.	66,768	329	36,258	180	103,026	509	0.5%
Teva Pharmaceutical Industries Ltd. ADR	30,100	1,485	21,800	1,076	51,900	2,561	2.5%

		2,034		1,384		3,418	3.3%

Kuwait
Global Investment House KSCC GDR(b)(c)	43,440	80	9,819	18	53,259	98	0.1%

Malaysia
Burniputra Commerce Holdings Bhd	125,000	321	72,800	187	197,800	508	0.5%
Lion Industries Corp. Bhd	729,800	258	423,800	151	1,153,600	409	0.4%
Tenaga Nasional BHD	68,700	149	39,000	85	107,700	234	0.2%

		728		423		1,151	1.1%

Mexico
America Movil S.A. de C.V. ADR, Class L	23,500	910	13,800	534	37,300	1,444	1.4%
Cemex SAB de C.V. ADR (b)	34,528	322	19,004	178	34,528	322	0.3%

		1,232		712		1,944	1.9%

Philippines
Robinsons Land Corp.	1,540,300	217	894,500	126	2,434,800	343	0.3%

Russia
Evraz Group S.A. GDR	36,352	689	20,892	396	57,244	1,085	1.0%
LUKOIL ADR	15,600	692	8,600	384	24,200	1,076	1.0%
Mobile Telesystems ADR	11,000	406	8,400	310	19,400	716	0.7%
OAO Gazprom ADR	22,450	456	13,200	268	35,650	724	0.7%
Sistema JSFC GDR (b)	39,300	476	22,750	275	62,050	751	0.7%

		2,719		1,633		4,352	4.2%

South Africa
ABSA Group Ltd.	28,827	411	16,595	236	45,422	647	0.6%
Aveng Ltd.	86,386	392	48,860	221	135,246	613	0.6%
FirstRand Ltd.	79,779	146	47,726	87	127,505	233	0.2%
Harmony Gold Mining Co., Ltd. ADR (b)	33,700	348	19,800	204	53,500	552	0.5%
Impala Platinum Holdings Ltd.	19,810	438	11,413	252	31,223	690	0.7%
Kumba Iron Ore Ltd.	11,351	267	6,554	154	17,905	421	0.4%
MTN Group Ltd.	64,507	991	37,679	577	102,186	1,568	1.5%
Naspers Ltd.	31,925	841	18,490	486	50,415	1,327	1.3%
Sanlam Ltd.	221,342	496	132,278	296	353,620	792	0.8%
Sasol, Ltd.			2,536	89	2,536	89	0.1%
Standard Bank Group Ltd.	27,748	319	16,301	187	44,049	506	0.5%
Truworths International Ltd.	51,011	245	36,816	176	87,827	421	0.4%

		4,894		2,965		7,859	7.5%

South Korea
Daewoo Securities Co., Ltd.	16,600	245	9,750	145	26,350	390	0.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	14,250	222	8,370	131	22,620	353	0.3%
Honam Petrochemical Corp.	3,090	185	1,754	106	4,844	291	0.3%
Hyosung Corp.	4,110	299	2,460	180	6,570	479	0.5%
Hyundai Mobis	2,081	181	1,196	105	3,277	286	0.3%
Hyundai Motor Co.	12,192	705	7,163	417	19,355	1,122	1.1%
Kolon Industries, Inc.	14,070	370	6,990	185	21,060	555	0.5%
Korea Zinc Co., Ltd.	3,641	394	2,069	225	5,710	619	0.6%
Kyeryong Construction Industrial Co., Ltd.	11,460	200	6,450	113	17,910	313	0.3%
LG Chemical Ltd.	5,019	547	2,802	307	7,821	854	0.8%
LG Corp.	13,620	648	7,820	374	21,440	1,022	1.0%
LG Dacom Corp.	8,520	118	5,000	69	13,520	187	0.2%
LG Display Co., Ltd.	30,160	752	17,770	444	47,930	1,196	1.1%
LG Electronics, Inc.	17,640	1,611	10,370	952	28,010	2,563	2.5%
LG Telecom Ltd.	103,650	651	58,630	369	162,280	1,020	1.0%
NCSoft Corp.	1,980	283	1,130	162	3,110	445	0.4%
POSCO	1,320	439	719	239	2,039	678	0.6%
Samsung Electronics Co., Ltd.	1,499	693	871	405	2,370	1,098	1.1%
SK Energy Co., Ltd.	4,673	374	2,991	241	7,664	615	0.6%
SK Holdings Co., Ltd.	6,135	510	3,615	302	9,750	812	0.8%
Youngone Corp.	29,600	267	16,590	150	46,190	417	0.4%

		9,694		5,621		15,315	14.7%

Taiwan
AU Optronics Corp.	1,675,000	1,617	947,000	924	2,622,000	2,541	2.4%
Compal Electronics, Inc.	1,322,000	1,069	753,000	612	2,075,000	1,681	1.6%
Formosa Plastics Corp.	103,000	183	60,000	107	163,000	290	0.3%
Inventec Co., Ltd.	591,000	340	348,000	201	939,000	541	0.5%
KGI Securities Co., Ltd.	639,000	290	382,000	175	1,021,000	465	0.4%

	Allianz Funds: NACM Emerging Markets Opportunities Fund June 30, 2009		Nicholas Applegate Emerging Markets Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Lite-On Technology Corp.	342,000	296	186,000	162	528,000	458	0.4%
Macronix International	332,000	150	312,000	142	644,000	292	0.3%
MediaTek, Inc.	68,000	807	38,000	454	106,000	1,261	1.2%
POU Chen Corp.	230,000	140	133,000	81	363,000	221	0.2%
Quanta Computer, Inc.	686,990	1,104	397,940	643	1,084,930	1,747	1.7%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	37,200	350	21,600	203	58,800	553	0.5%
Tatung Co., Ltd. (b)	1,014,000	249	597,000	147	1,611,000	396	0.4%
Uni-President Enterprises Corp.	278,000	286	151,000	156	429,000	442	0.4%
Walsin Technology Corp.	855,000	273	501,000	160	1,356,000	433	0.4%
WPG Holdings Co., Ltd.	266,000	262	154,000	153	420,000	415	0.4%

		7,416		4,320		11,736	11.2%

Thailand
PTT Exploration & Production PCL	63,900	253	36,700	147	100,600	400	0.4%
PTT PCL	118,200	809	68,700	472	186,900	1,281	1.2%
Thoresen Thai Agencies PCL	907,100	583	513,100	331	1,420,200	914	0.9%

		1,645		950		2,595	2.5%

Turkey
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (b)	1,933,976	660	1,139,720	393	3,073,696	1,053	1.0%
KOC Holding AS (b)	342,316	585	201,124	348	543,440	933	0.9%
Tupras Turkiye Petrol Rafine	15,828	192	9,201	113	25,029	305	0.3%
Turk Hava Yollari	488,010	730	264,645	400	752,655	1,130	1.1%
Turkiye Garanti Bankasi AS (b)	65,673	176	38,241	104	103,914	280	0.3%

		2,343		1,358		3,701	3.5%

United Kingdom
British American Tobacco PLC	9,453	261	11,654	321	21,107	582	0.6%

Total Common Stock (cost—$55,284 and $29,570)		63,193		36,712		99,905	95.6%

PREFERRED STOCK
Brazil
Bradespar S.A.	16,600	217	9,800	128	26,400	345	0.3%
Centrais Eletricas Brasileiras S.A.,
Class B	43,400	565	24,500	319	67,900	884	0.8%
Contax Participacoes S.A.	7,500	206	5,300	145	12,800	351	0.3%
Investimentos Itau S.A.	245,090	1,091	136,900	609	381,990	1,700	1.6%
Metalurgica Gerdau S.A.	21,300	280	12,600	166	33,900	446	0.4%
Usinas Siderurgicas de Minas
Gerais S.A.	15,475	328	8,950	190	24,425	518	0.5%

Total Preferred Stock (cost—$2,370 and $1,281)		2,687		1,557		4,244	4.1%

Total Investments (cost—$57,654 and $30,851) (a)		65,880		38,269		104,149	99.6%

Other assets less liabilities		144		232		376	0.4%

Net Assets		$66,024		38,501		$104,525	100.0%

Any sales of NAIF Fund holdings in connection with the Merger will be at the discretion of the Acquiring Fund’s portfolio managers and no holdings will be sold in order to avoid violating any of the Acquiring Fund’s investment policies and restrictions.

Notes to Schedule of Investments

(amounts in thousands):

(a)	Securities with an aggregate value of $47,780 and $0, representing 72.4% and 0.0% of net assets, respectively, were valued utilizing modeling tools provided by a third-party vendor.
(b)	Non-income producing.
(c)	Fair-valued.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Pro Forma Financial Statements

Allianz Funds: NACM Emerging Markets Opportunities Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Nicholas-Applegate Emerging Markets Fund (the “NAIF Emerging Markets Fund”), the NAIF Emerging Markets Fund would combine with the Allianz Funds: NACM Emerging Markets Opportunities Fund (the “Allianz Emerging Markets Fund”) in a transaction in which the Allianz Emerging Markets Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the NAIF Emerging Markets Fund will cease to be a separate series of the Trust and Class I and Class II shareholders of the NAIF Emerging Markets Fund will receive in exchange for their shares a number of Allianz Emerging Markets Fund shares of the Institutional Class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their NAIF Emerging Markets Fund shares.

As a result of the proposed transaction, Class I and Class II shareholders of the NAIF Emerging Markets Fund will receive in exchange for their respective shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the NAIF Emerging Markets Fund attributable to its Class I and Class II shares, respectively. As a result of the proposed transaction, each holder of Class I and Class II shares of the NAIF Emerging Markets Fund would receive a number of full and fractional Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class I and Class II shares, respectively, of the NAIF Emerging Markets Fund held by the shareholder.

The pro forma combined statement of assets and liabilities and the pro forma combined schedule of investments reflect the combined financial position of the NAIF Emerging Markets Fund with the Allianz Emerging Markets Fund (hereafter, the “Combined Allianz Emerging Markets Fund”) as of June 30, 2009. The pro forma combined statement of operations reflect the combined financial position of the Combined Allianz Emerging Markets Fund as of the twelve months ended June 30, 2009, as if the Reorganization had occurred on July 1, 2008.

Certain figures in the pro forma financial statements are based upon estimates. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management

LLC. Nicholas-Applegate, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Allianz Emerging Markets Fund that would have been issued at June 30, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NAIF Emerging Markets Fund, as of June 30, 2009, divided by the net asset value per share of the shares of the Allianz Emerging Markets Fund, as of June 30, 2009. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2009:

Class of Shares	Shares of Allianz Emerging Markets Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	1,042,602	2,211,435	3,254,137

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Allianz Emerging Markets Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. For U.S. federal income tax purposes, the Reorganization is expected to be tax free. Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Allianz Emerging Markets Fund in exchange for NAIF Emerging Markets Fund shares, and the aggregate tax basis of the Allianz Emerging Markets Fund shares received will be the same as the aggregate tax basis of NAIF Emerging Markets Fund shares exchanged therefor.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009

Amounts in thousands, except per share amounts	Allianz Global Fund	NAIF Global Select Fund	Pro Forma Adjustments		Allianz Global Fund Pro Forma combined
Assets:
Investments, at value	$23,751	$20,733			$44,484
Cash	1				1
Foreign currency, at value		15			15
Receivable for investments sold	560	131			691
Receivable for Fund shares sold	20	77			97
Foreign taxes receivable		90			90
Dividends and interest receivable (net of foreign taxes)	39	12			51
Investments in Affiliated Funds-Trustee Deferred Compensation Plan	3				3
Other Assets		2			2

Total Assets	24,374	21,060			45,434

Liabilities:
Payable for investments purchased	445	389			834
Payable for Fund shares redeemed	70				70
Investment advisory fees payable	14	12			26
Administration fees payable	10	8			18
Distribution fees payable	9				9
Servicing fees payable	5				5
Deferred Trustee Compensation Plan payable	3	3			6
Other liabilities		8			8
Total Liabilities	556	420			976

Net Assets	$23,818	$20,640			$44,458

Net Assets Consist of:
Paid-in-capital	$42,289	$263,564			$305,853
Dividends in excess of net investment income	(6)	(139)			(145)
Accumulated net realized loss	(16,523)	(242,837)			(259,360)
Net unrealized appreciation/depreciation of investments and foreign currency transactions	(1,942)	52			(1,890)

Net Assets	$23,818	$20,640			$44,458

Net Assets:
Class A	$7,661				$7,661
Class B	8,124				8,124
Class C	5,578				5,578
Class D	1,675				1,675
Class R	554				554
Class P	194				194
Institutional Class	16		$20,640	(a)	20,656
Class I		$17,142	(17,142	)(a)	—
Class II		3,498	(3,498	)(a)	—
Shares Issued and Outstanding:
Class A	655				655
Class B	737				737
Class C	505				505
Class D	143				143
Class R	48				48
Class P	16				16
Institutional Class	1		1,709	(a)	1,710
Class I		45,520	(45,520	)(a)	—
Class II		5,890	(5,890	)(a)	—
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$11.70				$11.70
Class B	11.03				11.03
Class C	11.06				11.06
Class D	11.71				11.71
Class R	11.50				11.50
Class P	12.07				12.07
Institutional Class	12.08				12.08
Class I		$0.38			—
Class II		0.59			—
Cost of Investments	$25,693	$20,687			$46,380

Cost of Foreign Currency		$15			$15

(a)	Classes I and II net assets and shares of NAIF Global Select Fund are exchanged for Institutional Class shares of Allianz Global Fund. Initial per share values of each class are presumed to equal the Institutional share class of the Allianz Global Fund.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the twelve months ended June 30, 2009

Amounts in thousands	Allianz Global Fund	NAIF Global Select Fund	Pro Forma Adjustments		Allianz Global Fund Pro Forma combined
Investment Income:
Interest	$5				$5
Dividends, net of foreign withholding taxes of $39 and $25, respectively	587	469			1,056

Total Income	592	469	—		1,061

Expenses:
Investment advisory fees	220	169	$12	(a)	401
Administration fees	157	119	(29	)(b)	247
Distribution fees—Class B	84				84
Distribution fees—Class C	54				54
Distribution fees—Class R	1				1
Servicing fees—Class A	26				26
Servicing fees—Class B	28				28
Servicing fees—Class C	18				18
Servicing fees—Class D	5				5
Servicing fees—Class R	1				1
Trustees’ fees	3	11	(7	)(c)	7
Interest expense	2	1			3
Miscellaneous expense	—	3			3
Total Expenses	599	303	(24)		878
Reimbursement from Adviser	—	(44)	44	(d)	—
Net Expenses	599	259	20		878

Net Investment Income (Loss)	(7)	210	(20)		183

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(14,849)	(10,394)			(25,243)
Foreign currency transactions	(52)	(33)			(85)
Net change in unrealized appreciation/depreciation of:
Investments	(5,276)	(5,929)			(11,205)
Foreign currency transactions	—	(4)			(4)
Net Realized and Change in Unrealized Loss	(20,177)	(16,360)			(36,537)

Net Decrease in Net Assets Resulting from Investment Operations	$(20,184)	$(16,150)	$(20)		$(36,354)

(a)	the increase in the Investment advisory fees is due to the reduced rate based on the Allianz Global Fund.
(b)	the decrease in the Administration fees is due to the reduced rate based on the Allianz Global Fund Institutional share class.
(c)	the decrease in Trustees’ fees is due to the reduction of duplicating fees.
(d)	the decrease in the Reimbursement from Adviser is due to the elimination of expense reductions and fee offsets.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

	Allianz Funds: NACM Global Fund June 30, 2009			Nicholas Applegate Global Select Fund June 30, 2009			Pro forma Combined
	Shares	Value (000s)		Shares	Value (000s)		Shares	Value (000s)		% Combined Value of Net Assets
COMMON STOCK
Australia
BHP Billiton Ltd.	14,282	$391		12,119	$340		26,401	$731		1.6%

Belgium
Anheuser-Busch InBev NV	11,435	415		9,507	343		20,942	758		1.7%
Umicore	14,587	332		12,178	276		26,765	608		1.4%

		747			619			1,366		3.1%

Bermuda
Peace Mark Holdings Ltd. (b)(d)	382,000	—	(c)	314,000	—	(c)	696,000	—	(c)	0.0%

Brazil
Companhia Brasileira de Meios de Pagamento (b)	16,600	143		14,600	126		31,200	269		0.6%

China
China Mobile Ltd.	39,000	391		37,000	370		76,000	761		1.7%

Finland
Sampo Oyj, Class A	12,632	239		10,530	199		23,162	438		1.0%

France
BNP Paribas	5,391	351		4,495	291		9,886	642		1.4%
Gaz De France	9,206	345		7,750	289		16,956	634		1.4%
Ingenico	16,808	322		11,862	226		28,670	548		1.2%

		1,018			806			1,824		4.1%

Germany
BAYER AG	4,260	229		3,487	187		7,747	416		0.9%
Fresenius Medical Care AG & Co. KGaA	8,904	400		8,468	378		17,372	778		1.7%
RWE AG	4,085	322		3,149	248		7,234	570		1.3%

		951			813			1,764		4.0%

Hong Kong
China Resources Power Holdings Co., Ltd.				159,000	167		159,000	167		0.4%

Ireland
Icon PLC ADR (b)	15,100	326		12,500	270		27,600	596		1.3%

Israel
Teva Pharmaceutical Industries Ltd. ADR	7,500	370		6,200	307		13,700	677		1.5%

Japan
ABC-Mart, Inc.	11,800	303		10,000	257		21,800	560		1.3%
Asics Corp.	37,000	338		32,000	292		69,000	630		1.4%
Fanuc Ltd.	4,700	377		3,900	314		8,600	691		1.6%
Marubeni Corp.	67,000	296		56,000	248		123,000	544		1.2%
Mitsubishi UFJ Financial Group, Inc.	58,300	360		48,700	302		107,000	662		1.5%
Nissin Food Products Co., Ltd.	8,900	269		7,600	230		16,500	499		1.1%
Tsumura & Co.	11,000	343		9,000	281		20,000	624		1.4%

		2,286			1,924			4,210		9.5%

Kuwait
Global Investment House KSCC GDR (b)(d)	22,200	41		17,747	33		39,947	74		0.2%

Netherlands
ING Groep NV	40,821	413		34,078	343		74,899	756		1.7%
Koninklijke KPN NV				27,410	377		27,410	377		0.8%
Nutreco Holding NV	8,004	313		6,682	260		14,686	573		1.3%
Royal KPN NV	32,881	454					32,881	454		1.0%

		1,180			980			2,160		4.9%

Spain
Iberdrola Renovables S.A. (b)	91,580	420		76,341	349		167,921	769		1.7%
Tecnicas Reunidas S.A.	7,632	362		6,362	300		13,994	662		1.5%
Telefonica S.A.	18,835	428		16,135	364		34,970	792		1.8%

		1,210			1,013			2,223		5.0%

Switzerland
ABB Ltd. (b)	18,616	294		15,797	248		34,413	542		1.2%
ACE Ltd.	6,700	296		5,600	248		12,300	544		1.2%
Alcon, Inc.	3,500	406		3,300	383		6,800	789		1.8%
Nestle S.A.	9,966	376		8,390	316		18,356	692		1.6%
Roche Holdings AG	3,043	415		2,525	343		5,568	758		1.7%
Transocean Ltd. (b)	5,300	394		4,500	334		9,800	728		1.6%

		2,181			1,872			4,053		9.1%

United Kingdom
ARM Holdings PLC	207,591	409		173,300	342		380,891	751		1.7%
BG Group PLC	23,568	397		20,174	338		43,742	735		1.7%

	Allianz Funds: NACM Global Fund June 30, 2009		Nicholas Applegate Global Select Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Croda International	36,281	319	30,075	264	66,356	583	1.3%
HSBC Holdings PLC	52,561	438	49,490	409	102,051	847	1.9%
IG Group Holdings PLC	79,035	365	76,604	354	155,639	719	1.6%
Marks & Spencer Group PLC	52,133	263	43,831	221	95,964	484	1.1%
Petrofac Ltd.	29,879	330	25,525	282	55,404	612	1.4%
Wellstream Holdings PLC	32,692	276	27,457	232	60,149	508	1.1%

		2,797		2,442		5,239	11.8%

United States
Anadarko Petroleum Corp.	8,100	368	6,700	304	14,800	672	1.5%
Ansys, Inc. (b)	13,000	405	11,300	352	24,300	757	1.7%
Apple, Inc. (b)	3,400	484	2,900	413	6,300	897	2.0%
Bank of America Corp.	31,800	420	27,000	356	58,800	776	1.7%
Bank of New York Mellon Corp.	12,100	355	9,000	264	21,100	619	1.4%
Best Buy Co., Inc.	7,600	254	6,300	211	13,900	465	1.0%
Corning, Inc.	31,200	501	25,600	411	56,800	912	2.1%
Ecolab, Inc.	12,200	476	10,100	394	22,300	870	2.0%
FedEx Corp.	6,900	384	5,700	317	12,600	701	1.6%
Guess?, Inc.	11,800	304	9,800	253	21,600	557	1.3%
JPMorgan Chase & Co.	14,600	498	12,300	420	26,900	918	2.1%
Kellogg Co.	9,900	461	7,400	345	17,300	806	1.8%
Lockheed Martin Corp.	5,000	403	3,700	298	8,700	701	1.6%
Monsanto Co.	3,900	290	3,300	246	7,200	536	1.2%
Nike, Inc., Class B	7,000	362	5,700	295	12,700	657	1.5%
Occidental Petroleum Corp.	5,800	382	4,900	322	10,700	704	1.6%
Oracle Corp.	27,400	587	22,600	484	50,000	1,071	2.4%
Praxair, Inc.	5,800	412	4,800	341	10,600	753	1.7%
Procter & Gamble Co.	7,400	378	5,800	296	13,200	674	1.5%
Target Corp.	8,300	327	6,900	272	15,200	599	1.3%
Thermo Fisher Scientific, Inc. (b)	10,100	412	8,000	326	18,100	738	1.7%
URS Corp. (b)	8,500	421	7,000	347	15,500	768	1.7%
XTO Energy, Inc.	10,425	398	8,100	309	18,525	707	1.6%

		9,282		7,576		16,858	37.9%

Total Common Stock (cost—$25,495 and $19,811)		23,553		19,857		43,410	97.6%

Short term Investments
	Principal Amount		Principal Amount		Principal Amount
	(000s)		(000s)		(000s)
Repurchase Agreement
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $198; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $204 including accrued interest (cost—$198 and $0)	$198	198			$198	198	0.4%

Time Deposit
Citibank - Nassau, 0.03%, 10/1/09 (cost—$0 and $876)			876	876	876	876	2.0%

Total Investments (cost—$25,693 and $20,687) (a)		23,751		20,733		44,484	100.1%

Other assets less liabilities		67		(93)		(26)	-0.1%

Net Assets		$23,818		$20,640		$44,458	100.0%

Any sales of NAIF Fund holdings in connection with the Merger will be at the discretion of the Acquiring Fund’s portfolio managers and no holdings will be sold in order to avoid violating any of the Acquiring Fund’s investment policies and restrictions.

Notes to Schedule of Investments

(amounts in thousands):

(a)	Securities with an aggregate value of $12,295 and $0 representing 51.6% and 0.0% of net assets, have been valued utilizing modeling tools provided by a third-party vendor.
(b)	Non-income Producing
(c)	Amount less than $500
(d)	Fair Valued

Glossary:

ADR—American Depositary Receipt

GDR—Global Depository Receipt

Notes to Pro Forma Financial Statements

Allianz Funds: NACM Global Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Nicholas-Applegate Global Select Fund (the “NAIF Global Select Fund”), the NAIF Global Select Fund would combine with the Allianz Funds: NACM Global Fund (the “Allianz Global Fund”) in a transaction in which the Allianz Global Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the NAIF Global Select Fund will cease to be a separate series of the Trust and Class I and Class II shareholders of the NAIF Global Select Fund will receive in exchange for their shares a number of Allianz Global Fund shares of the Institutional Class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their NAIF Global Select Fund shares.

As a result of the proposed transaction, Class I and Class II shareholders of the NAIF Global Select Fund will receive in exchange for their respective shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the NAIF Global Select Fund attributable to its Class I and Class II shares, respectively. As a result of the proposed transaction, each holder of Class I and Class II shares of the NAIF Global Select Fund would receive a number of full and fractional Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class I and Class II shares, respectively, of the NAIF Global Select Fund held by the shareholder.

The pro forma combined statement of assets and liabilities and the pro forma combined schedule of investments reflect the combined financial position of the NAIF Global Select Fund with the Allianz Global Fund (hereafter, the “Combined Allianz Global Fund”) as of June 30, 2009. The pro forma combined statement of operations reflect the combined financial position of the Combined Allianz Global Fund as of the twelve months ended June 30, 2009, as if the Reorganization had occurred on July 1, 2008.

Certain figures in the pro forma financial statements are based upon estimates. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management LLC. Nicholas-Applegate, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Allianz Global Fund that would have been issued at June 30, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NAIF Global Select Fund, as of June 30, 2009, divided by the net asset value per share of the shares of the Allianz Global Fund, as of June 30, 2009. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2009:

Class of Shares	Shares of Allianz Global Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	1,329	1,708,613	1,709,942

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Allianz Global Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. For U.S. federal income tax purposes, the Reorganization is expected to be tax free. Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Allianz Global Fund in exchange for NAIF Global Select Fund shares, and the aggregate tax basis of the Allianz Global Fund shares received will be the same as the aggregate tax basis of NAIF Global Select Fund shares exchanged therefor.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009

Amounts in thousands, except per share amounts	Allianz Growth Fund	NAIF U.S. Systematic LCG Fund	Pro Forma Adjustments		Allianz Growth Fund Pro Forma combined
Assets:
Investments, at value	$32,319	$4,728			$37,047
Cash	1				1
Receivable for Fund shares sold	44	327			371
Dividends and interest receivable (net of foreign taxes)	40	7			47
Investments in Affiliated Funds-Trustee Deferred Compensation Plan	2				2

Total Assets	32,406	5,062			37,468

Liabilities:
Payable for Fund shares redeemed	46	328			374
Investment advisory fees payable	13	2			15
Administration fees payable	9	3			12
Distribution fees payable	4	1			5
Servicing fees payable	3				3
Deferred Trustee Compensation Plan payable	2	1			3
Other liabilities		3			3
Total Liabilities	77	338			415

Net Assets	$32,329	$4,724			$37,053

Net Assets Consist of:
Paid-in-capital	$45,846	$111,163			$157,009
Undistributed net investment income	129	56			185
Accumulated net realized loss	(13,758)	(106,841)			(120,599)
Net unrealized appreciation of investments	112	346			458

Total Net Assets	$32,329	$4,724			$37,053

Net Assets:
Class A	$6,453				$6,453
Class B	3,481				3,481
Class C	3,257				3,257
Class D	507				507
Class P	24				24
Institutional Class	18,595		$4,724	(a)	23,319
Administrative Class	12				12
Class I		$868	(868	)(a)	—
Class R		3,856	(3,856	)(a)	—
Shares Issued and Outstanding:
Class A	644				644
Class B	367				367
Class C	344				344
Class D	51				51
Class P	2				2
Institutional Class	1,806		459	(a)	2,265
Administrative Class	1				1
Class I		61	(61	)(a)	—
Class R		277	(277	)(a)	—
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$10.02				$10.02
Class B	9.48				9.48
Class C	9.48				9.48
Class D	10.02				10.02
Class P	10.28				10.28
Institutional Class	10.29				10.29
Administrative Class	10.13				10.13
Class I		$14.23			—
Class R		13.90			—

Cost of Investments	$32,207	$4,382			$36,589

(a)	Classes I and R net assets and shares of NAIF Systematic LCG Fund are exchanged for Institutional Class shares of Allianz Growth Fund. Initial per share values of each class are presumed to equal the Institutional share class of the Allianz Growth Fund.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the twelve months ended June 30, 2009

Amounts in thousands	Allianz Growth Fund	NAIF U.S. Systematic LCG Fund	Pro Forma Adjustments		Allianz Growth Fund Pro Forma combined
Investment Income:
Interest	$8				$8
Dividends	579	133			712

Total Income	587	133	—		720

Expenses:
Investment advisory fees	162	34	$3	(a)	199
Administration fees	103	44	(12	)(b)	135
Distribution fees—Class B	32	10			42
Distribution fees—Class C	29				29
Servicing fees—Class A	16				16
Servicing fees—Class B	11				11
Servicing fees—Class C	10				10
Servicing fees—Class D	1				1
Trustees’ fees	3	3	(3	)(c)	3
Interest expense	2	2			4
Tax expense	3				3
Miscellaneous expense	—	1			1
Total Expenses	372	94	(12)		454
Less: Reimbursement from Adviser	—	(3)	3	(d)	—
Net Expenses	372	91	(9)		454

Net Investment Income	215	42	9		266

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(13,341)	(2,483)			(15,824)
Net change in unrealized appreciation/depreciation of:
Investments	258	(610)			(352)
Net Realized and Change in Unrealized Loss	(13,083)	(3,093)			(16,176)

Net Decrease in Net Assets Resulting from Investment Operations	$(12,868)	$(3,051)	$9		$(15,910)

(a)	the increase in the Investment advisory fees is due to the higher rate based on the Allianz Growth Fund.
(b)	the decrease in the Administration fees is due to the reduced rate based on the Allianz Growth Fund Institutional share class.
(c)	the decrease in the Trustees’ fees is due to the elimination of duplicate fees.
(d)	the decrease in the Reimbursement from Adviser is due to the elimination of expense reductions and fee offsets.

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

	Allianz Funds: NACM Growth Fund June 30, 2009		Nicholas Applegate U.S. Systematic Large Cap Growth Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
COMMON STOCK
Aerospace & Defense
Lockheed Martin Corp.	8,600	$694	1,300	$105	9,900	$799	2.2%
Northrop Grumman Corp.	14,700	671	2,200	100	16,900	771	2.1%
Raytheon Co.	10,900	484	1,600	71	12,500	555	1.5%

		1,849		276		2,125	5.7%

Automobiles
Ford Motor Co. (a)	42,000	255	6,200	38	48,200	293	0.8%

Beverages
Coca-Cola Co.	11,400	547	1,700	82	13,100	629	1.7%
Coca-Cola Enterprises, Inc.	30,000	500	4,400	73	34,400	573	1.5%

		1,047		155		1,202	3.2%

Biotechnology
Amgen, Inc. (a)	6,400	339	1,000	53	7,400	392	1.1%

Communications Equipment
Cisco Systems, Inc. (a)	67,400	1,256	10,100	188	77,500	1,444	3.9%
QUALCOMM, Inc.	18,400	832	2,700	122	21,100	954	2.6%

		2,088		310		2,398	6.5%

Computers & Peripherals
Apple, Inc. (a)	6,500	926	1,000	142	7,500	1,068	2.9%
Dell, Inc. (a)	35,800	491	5,300	73	41,100	564	1.5%
EMC Corp. (a)	11,800	155	1,900	25	13,700	180	0.5%
Hewlett-Packard Co.	22,100	854	3,300	128	25,400	982	2.7%
International Business Machines Corp.	11,900	1,243	1,800	188	13,700	1,431	3.9%

		3,669		556		4,225	11.4%

Construction & Engineering
URS Corp. (a)	10,400	515	1,500	74	11,900	589	1.6%

Consumer Staples
Kraft Foods, Inc.	6,200	157	900	23	7,100	180	0.5%

Diversified Telecommunication Services
AT&T, Inc.	17,000	422	2,500	62	19,500	484	1.3%

Energy Equipment & Services
Cameron International Corp. (a)	6,300	179	800	23	7,100	202	0.5%
ENSCO International, Inc.	13,800	481	2,000	70	15,800	551	1.5%

		660		93		753	2.0%

Food & Staples Retailing
CVS Caremark Corp.	10,600	338	1,600	51	12,200	389	1.0%
Wal-Mart Stores, Inc.	23,400	1,133	3,500	170	26,900	1,303	3.5%

		1,471		221		1,692	4.6%

Food Products
Archer-Daniels-Midland Co.	10,800	289	1,600	43	12,400	332	0.9%
Dean Foods Co. (a)	15,600	299	2,300	44	17,900	343	0.9%

		588		87		675	1.8%

Health Care Providers & Services
Express Scripts, Inc. (a)	2,300	158	300	21	2,600	179	0.5%
Medco Health Solutions, Inc. (a)	10,800	493	1,600	73	12,400	566	1.5%
Omnicare, Inc.	11,700	301	1,800	46	13,500	347	0.9%
UnitedHealth Group, Inc.	10,600	265	1,600	40	12,200	305	0.8%
WellPoint, Inc. (a)	5,000	254	700	36	5,700	290	0.8%

		1,471		216		1,687	4.6%

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	10,700	353	1,600	53	12,300	406	1.1%
McDonald’s Corp.	6,400	368	1,000	57	7,400	425	1.1%
Panera Bread Co., Class A (a)	5,400	269	800	40	6,200	309	0.8%

		990		150		1,140	3.1%

Household Durables
Pulte Homes, Inc.	26,300	232	3,900	34	30,200	266	0.7%

Household Products
Procter & Gamble Co.	7,400	378	1,100	56	8,500	434	1.2%

Industrial Conglomerates
3M Co.	4,800	288	700	42	5,500	330	0.9%
General Electric Co.	16,600	195	2,500	29	19,100	224	0.6%

		483		71		554	1.5%

Insurance
ACE Ltd.	8,300	367	1,200	53	9,500	420	1.1%
The Travelers Cos., Inc.	5,900	242	900	37	6,800	279	0.8%

		609		90		699	1.9%

	Allianz Funds: NACM Growth Fund June 30, 2009		Nicholas Applegate U.S. Systematic Large Cap Growth Fund June 30, 2009		Pro forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Internet & Catalog Retail
Amazon.com, Inc. (a)	6,100	511	900	76	7,000	587	1.6%
Priceline.com, Inc. (a)	1,500	167	200	22	1,700	189	0.5%

		678		98		776	2.1%

Internet Software & Services
eBay, Inc. (a)	34,700	595	5,100	87	39,800	682	1.8%
Google, Inc., Class A (a)	3,300	1,391	500	211	3,800	1,602	4.3%

		1,986		298		2,284	6.2%

Media
Time Warner, Inc.	6,000	151	933	24	6,933	175	0.5%

Metals & Mining
Newmont Mining Corp.	7,600	311	1,100	45	8,700	356	1.0%

Multiline Retail
Family Dollar Stores, Inc.	11,500	325	1,700	48	13,200	373	1.0%
Kohl’s Corp. (a)	5,100	218	700	30	5,800	248	0.7%
Target Corp.	9,600	379	1,400	55	11,000	434	1.2%

		922		133		1,055	2.8%

Multi-Utilities
PG&E Corp.	8,600	331	1,300	50	9,900	381	1.0%

Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	5,500	385	800	56	6,300	441	1.2%
Occidental Petroleum Corp.	4,800	316	700	46	5,500	362	1.0%
Southwestern Energy Co. (a)	17,000	660	2,500	97	19,500	757	2.0%
Valero Energy Corp.	22,100	373	3,300	56	25,400	429	1.2%
XTO Energy, Inc.	5,800	221	800	31	6,600	252	0.7%

		1,955		286		2,241	6.0%

Pharmaceuticals
Abbott Laboratories	10,800	508	1,600	75	12,400	583	1.6%
Bristol-Myers Squibb Co.	28,500	579	4,200	85	32,700	664	1.8%
Johnson & Johnson	14,900	846	2,200	125	17,100	971	2.6%
Mylan Laboratories, Inc. (a)	12,000	157	1,800	23	13,800	180	0.5%
Schering-Plough Corp.	23,000	578	3,400	85	26,400	663	1.8%

		2,668		393		3,061	8.3%

Real Estate Investment Trusts (REIT)
Annaly Capital Management, Inc.	21,800	330	3,200	48	25,000	378	1.0%

Road & Rail
Union Pacific Corp.	2,900	151	500	26	3,400	177	0.5%

Semiconductors & Semiconductor Equipment
Intel Corp.	34,900	578	5,200	86	40,100	664	1.8%
Marvell Technology Group Ltd. (a)	32,200	375	4,800	56	37,000	431	1.2%
Texas Instruments, Inc.	13,500	287	1,900	40	15,400	327	0.9%
Xilinx, Inc.	11,000	225	1,600	33	12,600	258	0.7%

		1,465		215		1,680	4.5%

Software
Microsoft Corp.	74,700	1,776	11,000	261	85,700	2,037	5.5%
Oracle Corp.	41,900	897	5,400	116	47,300	1,013	2.7%

		2,673		377		3,050	8.2%

Specialty Retail
Bed Bath & Beyond, Inc. (a)	5,400	166	800	25	6,200	191	0.5%

Technology
Corning, Inc.	10,600	170	1,600	26	12,200	196	0.5%

Tobacco
Lorillard, Inc.	3,700	251	500	34	4,200	285	0.8%
Philip Morris International, Inc.	7,500	327	1,100	48	8,600	375	1.0%

		578		82		660	1.8%

Total Common Stock (cost—$31,646 and $4,345)		31,758		4,691		36,449	98.4%

	Principal Amount		Principal Amount		Principal Amount
	(000s)		(000s)		(000s)
Repurchase Agreement
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $561; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $576 including accrued interest (cost—$561 and $0)	$561	561		—	$561	561	1.5%

Time Deposit
Wells Fargo - Grand Cayman, 0.03%, 7/1/09 (cost—$0 and $37)			37	37	37	37	0.1%

Total Investments (cost—$32,207 and $4,382)		32,319		4,728		37,010	100.0%

Other assets less liabilities		10		(4)		6	0.0%

Net Assets		$32,329		$4,724		$37,053	100.0%

Any sales of NAIF Fund holdings in connection with the Merger will be at the discretion of the Acquiring Fund’s portfolio managers and no holdings will be sold in order to avoid violating any of the Acquiring Fund’s investment policies and restrictions.

Notes to Schedule of Investments:

(a)	Non-income producing.

Notes to Pro Forma Financial Statements

Allianz Funds: NACM Growth Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Nicholas-Applegate U.S. Systematic Large Cap Growth Fund (the “NAIF Systematic LCG Fund”), the NAIF Systematic LCG Fund would combine with the Allianz Funds: NACM Growth Fund (the “Allianz Growth Fund”) in a transaction in which the Allianz Growth Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the NAIF Systematic LCG Fund will cease to be a separate series of the Trust and Class I and Class R shareholders of the NAIF Systematic LCG Fund will receive in exchange for their shares a number of Allianz Growth Fund shares of the Institutional Class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their NAIF Systematic LCG Fund shares.

As a result of the proposed transaction, Class I and Class R shareholders of the NAIF Systematic LCG Fund will receive in exchange for their respective shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the NAIF Systematic LCG Fund attributable to its Class I and Class R shares, respectively. As a result of the proposed transaction, each holder of Class I and Class R shares of the NAIF Systematic LCG Fund would receive a number of full and fractional Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class I and Class R shares, respectively, of the NAIF Systematic LCG Fund held by the shareholder.

The pro forma combined statement of assets and liabilities and the pro forma combined schedule of investments reflect the combined financial position of the NAIF Systematic LCG Fund with the Allianz Growth Fund (hereafter, the “Combined Allianz Growth Fund”) as of June 30, 2009. The pro forma combined statement of operations reflect the combined financial position of the Combined Allianz Growth Fund as of the twelve months ended June 30, 2009, as if the Reorganization had occurred on July 1, 2008.

Certain figures in the pro forma financial statements are based upon estimates. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management LLC. Nicholas-Applegate, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Allianz Growth Fund that would have been issued at June 30, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NAIF Systematic LCG Fund, as of June 30, 2009, divided by the net asset value per share of the shares of the Allianz Growth Fund, as of June 30, 2009. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2009:

Class of Shares	Shares of Allianz Growth Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	1,806,277	459,146	2,265,423

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Allianz Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. For U.S. federal income tax purposes, the Reorganization is expected to be tax free. Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Allianz Growth Fund in exchange for NAIF Systematic LCG Fund shares, and the aggregate tax basis of the Allianz Growth Fund shares received will be the same as the aggregate tax basis of NAIF Systematic LCG Fund shares exchanged therefor.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.

2)	Check the appropriate box on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M19388-Z51853	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

        NICHOLAS-APPLEGATE EMERGING MARKETS FUND

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL(S).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees unanimously recommend a vote FOR the applicable Proposal(s).

Please vote by filling in the appropriate box below. For shareholders of Nicholas-Applegate Emerging Markets Fund only:	For	Against	Abstain
1.

Proposal to approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of Nicholas-Applegate Emerging Markets Fund (the “NAIF Fund”), a series of Nicholas-Applegate Institutional Funds, to Allianz NACM Emerging Markets Opportunities Fund (the “Acquiring Fund”), a series of Allianz Funds, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, and the distribution of such shares to the shareholders of the NAIF Fund in complete liquidation of the NAIF Fund, all as described in the Prospectus/Proxy Statement.

	☐	☐	☐

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.

2)	Check the appropriate box on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M19389-Z51853	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

        NICHOLAS-APPLEGATE GLOBAL SELECT FUND

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL(S).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees unanimously recommend a vote FOR the applicable Proposal(s).

Please vote by filling in the appropriate box below. For shareholders of Nicholas-Applegate Global Select Fund only:	For	Against	Abstain
1.

Proposal to approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of Nicholas-Applegate Global Select Fund (the “NAIF Fund”), a series of Nicholas-Applegate Institutional Funds, to Allianz NACM Global Fund (the “Acquiring Fund”), a series of Allianz Funds, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, and the distribution of such shares to the shareholders of the NAIF Fund in complete liquidation of the NAIF Fund, all as described in the Prospectus/Proxy Statement.

	☐	☐	☐

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.

2)	Check the appropriate box on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M19390-Z51853	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

        NICHOLAS-APPLEGATE U.S. SYSTEMATIC

        LARGE CAP GROWTH FUND

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL(S).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees unanimously recommend a vote FOR the applicable Proposal(s).

Please vote by filling in the appropriate box below. For shareholders of Nicholas-Applegate U.S. Systematic Large Cap Growth Fund only:	For	Against	Abstain
1.

Proposal to approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of Nicholas-Applegate U.S. Systematic Large Cap Growth Fund (the “NAIF Fund”), a series of Nicholas-Applegate Institutional Funds, to Allianz NACM Growth Fund (the “Acquiring Fund”), a series of Allianz Funds, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, and the distribution of such shares to the shareholders of the NAIF Fund in complete liquidation of the NAIF Fund, all as described in the Prospectus/Proxy Statement.

	☐	☐	☐

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M19391-Z51853

PROXY SOLICITED BY THE BOARD OF TRUSTEES

OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

PROXY FOR MEETING OF SHAREHOLDERS - March 19, 2010

The undersigned hereby appoints Deborah A. Wussow-Hammalian and Charles H. Field, Jr. and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Meeting of Shareholders (the “Meeting”) to be held on March 19, 2010 at 8:00 a.m. Pacific time, at 600 West Broadway, 29th Floor, San Diego, CA 92101, and at any adjournments thereof, all of the shares of the Fund(s) that the undersigned would be entitled to vote if personally present.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE